QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
YAHOO! INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 19, 2005

        We will hold the annual meeting of stockholders of Yahoo! Inc., a Delaware corporation (the "Company"), at the Santa Clara Convention Center, located at 5001 Great America Parkway, Santa Clara, California, on May 19, 2005, at 10:00 a.m., local time, for the following purposes:

  1.
  To elect nine directors of the Company to serve until the 2006 annual meeting of stockholders or until their respective successors are elected and qualified;

  2.
  To amend the Company's 1995 Stock Plan as described herein, including amendments to increase the number of shares available for issuance under the plan by an additional 80,000,000 shares and to authorize the Company to grant awards under the plan that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the U.S. Internal Revenue Code;

  3.
  To amend the Company's 1996 Directors' Stock Option Plan to extend the term of the plan until April 1, 2015;

  4.
  To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2005; and

  5.
  To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

        These items of business, including the nominees for directors, are more fully described in the proxy statement accompanying this Notice.

        The board of directors has fixed the close of business on March 23, 2005 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the annual meeting in person. However, whether or not you plan to attend the annual meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or vote electronically through the Internet or by telephone, to ensure your representation and the presence of a quorum at the annual meeting. If you submit your proxy and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement. Only stockholders of record as of the close of business on March 23, 2005 are entitled to receive notice of, to attend and to vote at the meeting.

By Order of the Board of Directors,

Michael J. Callahan Senior Vice President, General Counsel and Secretary

Sunnyvale, California
April 4, 2005

701 First Avenue
Sunnyvale, CA 94089

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation by the board of directors of Yahoo! Inc., a Delaware corporation (the "Company", "Yahoo!", or "us"), of proxies for use in voting at the 2005 annual meeting of stockholders, to be held at the Santa Clara Convention Center, located at 5001 Great America Parkway, Santa Clara, California, on May 19, 2005, at 10:00 a.m., local time, and any adjournment or postponement thereof. On or about April 8, 2005, this proxy statement, the enclosed proxy card and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 are being mailed to stockholders entitled to vote at the annual meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
OUR 2005 ANNUAL MEETING

Q:    Why am I receiving these materials?

A:    The board of directors of Yahoo! is providing these proxy materials to you in connection with our 2005 annual meeting of stockholders, which will take place on May 19, 2005. As a stockholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the proposals described in this proxy statement.

Q:    What proposals will be voted on at the annual meeting?

A:    Stockholders will vote on four proposals at the annual meeting:

  •
  the election of nine directors to serve on our board of directors (Proposal No. 1);

  •
  the approval of amendments to the Company's 1995 Stock Plan, as amended (the "1995 Stock Plan"), including amendments to increase the number of shares available for issuance under the plan by an additional 80,000,000 shares and to authorize the Company to grant awards under the plan that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the U.S. Internal Revenue Code (Proposal No. 2);

  •
  the approval of an amendment to the Company's 1996 Directors' Stock Option Plan, as amended (the "Directors' Plan") to extend the term of the plan until April 1, 2015 (Proposal No. 3); and

  •
  the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005 (Proposal No. 4).

        We will also consider other business that properly comes before the annual meeting.

Q:    How does the board recommend I vote on these proposals?

A:    Yahoo!'s board of directors recommends that you vote your shares:

  •
  "FOR" each of the nominees for director (Proposal No. 1);

  •
  "FOR" the amendments to the 1995 Stock Plan (Proposal No. 2);

  •
  "FOR" the amendment to the Directors' Plan (Proposal No. 3); and

  •
  "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 4).

Q:    Who is entitled to vote?

A:    Stockholders of record as of the close of business on March 23, 2005, the record date, are entitled to notice of and to vote at the annual meeting.

Q:    How many shares can vote?

A:    At the close of business on the record date, 1,387,954,609 shares of common stock were outstanding and entitled to vote. (All references to numbers of shares and share or exercise prices in this proxy statement are presented after giving effect to our two-for-one stock split effected in May 2004.) We have no other class of stock outstanding.

Q:    What shares can I vote?

A:    You may vote all shares of Yahoo! common stock owned by you as of the close of business on the record date of March 23, 2005. You may cast one vote per share that you held on the record date. A list of stockholders entitled to vote at the annual meeting will be available during ordinary business hours at Yahoo!'s offices at 701 First Avenue, Sunnyvale, CA 94089 for a period of at least 10 days prior to the annual meeting.

Q:    How can I vote my shares at the annual meeting?

A:    If your shares are registered directly in your name with our transfer agent, EquiServe Trust Company, N.A., you are considered the "stockholder of record" with respect to those shares and the proxy materials and proxy card are being sent directly to you by Yahoo! As the stockholder of record, you have the right to vote in person at the meeting. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the meeting. Most stockholders of Yahoo! hold their shares through a broker, bank or other nominee (that is, in "street name") rather than directly in their own name. If you hold your shares in street name, the proxy materials are being forwarded to you by your broker, bank or other nominee together with a voting instruction card. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting.

Q:    What do I need for admission to the annual meeting?

A:    You are entitled to attend the annual meeting only if you are a stockholder of record or a beneficial owner as of March 23, 2005 or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are the stockholder of record your name will be verified against the list of stockholders of record prior to your being admitted to the annual meeting. If you hold your shares in street name, you should provide proof of beneficial ownership on the record date, such as a brokerage account statement showing that you owned Yahoo! stock as of the record date, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership as of the record date. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

Q:    How can I vote my shares without attending the annual meeting?

A:    Whether you are the stockholder of record or hold your shares in street name, you may direct your vote without attending the annual meeting by completing and mailing your proxy card or voting instruction in the enclosed pre-paid envelope. In addition, if you are the stockholder of record, you may grant a proxy to vote your shares at the annual meeting by telephone, by calling 1-877-PRX-VOTE (1-877-779-8683) and following the simple recorded instructions, twenty-four hours a day, seven days a week, at any time prior to 11:59 p.m. Eastern Time the day before the annual meeting. Alternatively, you may vote via the Internet at any time prior to 11:59 p.m. Eastern Time the day before the annual meeting, by going to http://www.eproxyvote.com/yhoo and following the instructions to create an electronic ballot. If you vote by telephone or the Internet, you will be required to provide the control number contained on your proxy card. If your shares are held in street name, your proxy card may contain instructions from your broker, bank or nominee that allow you to vote your shares using the Internet or by telephone. Please consult with your broker, bank or nominee if you have any questions regarding the electronic voting of shares held in street name. The granting of proxies electronically is allowed by Section 212(c)(2) of the Delaware General Corporation Law. If you do not attend the annual meeting, you can listen to a webcast of the proceedings at Yahoo!'s investor relations site at www.yahoo.com/info/investor.

Q:    How will my shares be voted if I return a blank proxy card?

A:    If you are a stockholder of record, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting. If you hold your shares in street name and do not provide your broker with voting instructions (including by returning a blank voting instruction card), your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

Q:    Can I change my vote or revoke my proxy?

A:    You may change your vote or revoke your proxy at any time before your proxy is voted at the annual meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by: (1) delivering to Yahoo! (Attention: Corporate Secretary) at the address on the first page of this proxy statement a written notice of revocation of your proxy; (2) delivering to Yahoo! an authorized proxy bearing a later date (including a proxy by telephone or over the Internet); or (3) attending the annual meeting and voting in person. Attendance at the meeting in and of itself, without voting in person at the meeting, will not cause your previously granted proxy to be revoked. For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the annual meeting, by attending the meeting and voting in person.

Q:    How are abstentions and broker non-votes treated?

A:    Abstentions have the same effect as votes "AGAINST" a matter. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Therefore, broker non-votes will not affect the outcome of any matter being voted on at the meeting.

Q:    How many shares must be present or represented to conduct business at the annual meeting?

A:    The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of the outstanding shares of common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:    What if a quorum is not present at the meeting?

A:    If a quorum is not present at the scheduled time of the annual meeting, we may adjourn the meeting, either with or without the vote of the stockholders. If we propose to have the stockholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment.

Q:    What vote is required to approve each of the proposals?

A:    In the election of directors, the nine persons receiving the highest number of "FOR" votes at the annual meeting will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals.

Q:    What happens if additional matters are presented at the annual meeting?

A:    Other than the four proposals described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxyholders, Michael J. Callahan and Susan L. Decker, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:    Who will count the votes?

A:    A representative of Equiserve Trust Company, N.A. will tabulate the votes and act as Inspector of Elections.

Q:    Where can I find the voting results of the annual meeting?

A:    Yahoo! will announce preliminary voting results at the annual meeting and publish final results in Yahoo!'s quarterly report on Form 10-Q for the second quarter of fiscal 2005.

Q:    Who will bear the cost of soliciting votes for the annual meeting?

A:    The solicitation of proxies will be conducted by mail, and Yahoo! will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the annual meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the annual meeting to beneficial owners of Yahoo! common stock. Yahoo! may conduct further solicitation personally, telephonically, through the Internet or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. Yahoo! has retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies, for a fee estimated to be approximately $20,000 plus out of pocket expenses. Yahoo! may generate other expenses in connection with the solicitation of proxies for the annual meeting.

Q:    May I propose actions for consideration at next year's annual meeting or nominate individuals to serve as directors?

A:    Yes. The following requirements apply to stockholder proposals, including director nominations.

  Stockholder Proposals:

        Stockholders interested in submitting a proposal for inclusion in the proxy materials distributed by us for the 2006 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 promulgated by the Securities and Exchange Commission ("SEC"). To be eligible for inclusion, stockholder proposals must be received no later than December 5, 2005 and must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be sent to Yahoo!'s Corporate Secretary at 701 First Avenue, Sunnyvale, California 94089.

        Stockholders who otherwise wish to present a proposal at the 2006 annual meeting of stockholders must deliver written notice of the proposal to the Corporate Secretary at the above address no earlier than February 18, 2006 and no later than March 20, 2006 (provided, however, that if the 2006 annual meeting is held earlier than April 19, 2006 or later than July 18, 2006, proposals must be received no earlier than the 90th day prior to the date of the 2006 annual meeting and no later than the later of the 60th day prior to the date of the 2006 annual meeting or the 10th day following the day on which public announcement of the date of the 2006 annual meeting is first made). The submission must include certain information concerning the stockholder and the proposal, as specified in the Company's bylaws.

  Nomination of Director Candidates:

        Stockholders who wish to nominate persons for election to the board of directors at a meeting must deliver written notice of the proposal to the Corporate Secretary at the above address no earlier than 90 days and no later than 60 days prior to the meeting (provided, however, that in the event less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice of a nomination must be received no later than the close of business on the 10th day following the day on which the notice or public announcement of the date of the meeting is mailed or made). The submission must include certain information concerning the stockholder and the nominee, as specified in the Company's bylaws.

  Copy of Bylaws:

        To obtain a copy of the bylaws at no charge, you may write to Yahoo!'s Corporate Secretary at the above address.

Q:    How do I obtain a separate set of proxy materials if I share an address with other stockholders?

A:    As permitted by applicable law, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless such stockholders have notified Yahoo! of their desire to receive multiple copies of the proxy statement. Yahoo! will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations, Yahoo! Inc., 701 First Avenue, Sunnyvale, California 94089 or by telephone at (408) 349-3300.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

        At the annual meeting, the stockholders will elect nine directors to serve until the 2006 annual meeting of stockholders or until their respective successors are elected and qualified. The authorized number of directors is currently ten. The Company believes leaving a vacancy on the board will provide the directors with flexibility during the year to appoint an additional member to the board when and if an individual whose services would be beneficial to the Company and its stockholders is identified. Unless marked otherwise, proxies received will be voted "FOR" the election of the nine nominees named below.

        Assuming a quorum is present, the nine nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company. Stockholders are not entitled to cumulate votes in the election of directors. All nominees have consented to serve as directors, if elected. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by the board of directors. As of the date of this proxy statement, the board of directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

        The names of the nominees, their ages as of February 11, 2005, and certain other information about them are set forth below:

Name	Age	Position
Terry S. Semel	61	Chairman and Chief Executive Officer
Jerry Yang	36	Chief Yahoo! and Director
Roy J. Bostock (2)(3)	64	Director
Ronald W. Burkle (3)	52	Director
Eric Hippeau	53	Director
Arthur H. Kern (1)(2)(3)	58	Director
Robert A. Kotick (1)	41	Director
Edward R. Kozel (2)	49	Director
Gary L. Wilson (1)(2)	65	Director

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

(3)
Member of the Nominating and Corporate Governance Committee

        Each of the director nominees listed above was elected to be a director at the Company's annual meeting of stockholders held on May 21, 2004. There are no family relationships among any of the directors or executive officers of the Company. Our board of directors has affirmatively determined that each of Messrs. Bostock, Burkle, Hippeau, Kern, Kotick, Kozel and Wilson is an independent director as defined in the rules of The Nasdaq Stock Market ("Nasdaq").

        Mr. Semel was appointed as the Company's Chairman of the board of directors and Chief Executive Officer on May 1, 2001. Since September 1999, Mr. Semel has also served as Chairman and Chief Executive Officer of Windsor Media, Inc. From March 1994 to September 1999, Mr. Semel served as Chairman of the board of directors and Co-Chief Executive Officer of Warner Bros. and Warner Music Group, entertainment and media companies. Mr. Semel also serves as a director of Polo Ralph Lauren Corporation. Mr. Semel holds a B.S. degree in accounting from Long Island University.

        Mr. Yang, a founder of the Company and Chief Yahoo!, has served as a member of the board of directors and an officer of the Company since March 1995. Mr. Yang co-developed Yahoo! in 1994 while he was working towards his Ph.D. in electrical engineering at Stanford University. As Chief Yahoo!, Mr. Yang reports to the Chairman and Chief Executive Officer, Terry Semel. Mr. Yang is involved in guiding the Company's vision, is involved in many key aspects of the business at a strategic and operational level, and serves as a stalwart of the Company's employee culture and morale. Mr. Yang also serves as a director of Yahoo! Japan Corporation and Cisco Systems, Inc. Mr. Yang holds B.S. and M.S. degrees in electrical engineering from Stanford University.

        Mr. Bostock has served as a member of the board of directors since May 2003. Mr. Bostock has been Chairman Emeritus of BCom3 Group, Inc., an advertising and marketing services firm, since September 2002 and served as Chairman from January 2000 to September 2002. From July 1990 to January 2000, Mr. Bostock served as Chairman and Chief Executive Officer of MacManus Group, Inc., an advertising and marketing services firm. Mr. Bostock is Chairman of the Partnership for a Drug-Free America, a not-for-profit corporation creating advertising to reduce the use of illicit drugs in the United States. Mr. Bostock holds a Bachelor's degree from Duke University and an M.B.A. from Harvard University.

        Mr. Burkle has served as a member of the board of directors since November 2001. Mr. Burkle is managing partner of The Yucaipa Companies, a private investment firm, which he co-founded in 1986. Mr. Burkle also serves as a director of Yucaipa Equity Partners, L.P., Occidental Petroleum Corp., and KB Home Corporation.

        Mr. Hippeau has served as a member of the board of directors since January 1996. Mr. Hippeau has been a Managing Partner of SOFTBANK Capital, a technology oriented venture capital firm, since 2000. Before joining SOFTBANK Capital, from 1993-2000, Mr. Hippeau served as Chairman and CEO of Ziff-Davis, Inc., an integrated media and marketing services company serving the technology community. Mr. Hippeau joined Ziff-Davis, Inc. in 1989 as Publisher of PC Magazine and held several senior executive positions before becoming Chairman and CEO. His experience prior to Ziff-Davis includes senior executive positions at International Data Group and as an international technology business investor and media leader. Mr. Hippeau also serves as a director of Starwood Hotels and Resorts WorldWide, Inc.

        Mr. Kern has served as a member of the board of directors since January 1996. Mr. Kern is an investor in several media and marketing companies. Prior to that, Mr. Kern was co-founder and Chief Executive Officer of American Media, a group owner of commercial radio stations sold to AMFM (now part of Clear Channel Communications, Inc.) in October 1994. Mr. Kern also serves as a director of Digitas, Inc. Mr. Kern is a graduate of Yale University.

        Mr. Kotick has been a director of the Company since March 2003. Since February 1991, Mr. Kotick has been the Chairman and Chief Executive Officer of Activision, Inc., a publisher of interactive entertainment software products.

        Mr. Kozel has served as a member of the board of directors since October 2000. He has been the managing member of Open Range Ventures, a venture capital firm, since January 2000. Between January 2004 and December 2004, Mr. Kozel was a managing director of Integrated Finance Ltd. Between October 2000 and March 2001, Mr. Kozel was the Chief Technology Officer, Service Provider Line of Business of Cisco Systems, Inc., a network and communications company. Prior to that time, he was Senior Vice President, Corporate Development at Cisco from April 1998 to January 2000, and Senior Vice President and Chief Technical Officer from January 1996 to April 1998. Mr. Kozel also serves as a director of Reuters Group PLC, Red Hat Linux, Inc., and Symbol Technologies, Inc. Mr. Kozel holds a B.S. degree in electrical engineering from the University of California, Davis.

        Mr. Wilson has served as a member of the board of directors since November 2001. Mr. Wilson has served as Chairman of the board of directors of Northwest Airlines Corporation, the parent of Northwest

Airlines, Inc. since April 1997. Mr. Wilson also serves as a director of The Walt Disney Company, where he worked for 15 years, and as a director of CB Richard Ellis Group, Inc. Mr. Wilson holds a Bachelor's degree from Duke University and an M.B.A. from the Wharton Graduate School of Business.

Meetings and Committees of the Board of Directors

        During fiscal 2004, the board of directors held nine meetings and took action by unanimous written consent on five occasions. During fiscal 2004, no incumbent director then in office attended fewer than 75% of the aggregate of the total number of meetings of the board of directors held during the period in which he was a director and the total number of meetings held by all of the committees of the board of directors on which he served. The board of directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

        Audit Committee.    The Audit Committee is comprised of four of the Company's non-employee directors: Messrs. Kozel (Chair), Bostock, Kern and Wilson. It met nine times during fiscal 2004. The Audit Committee is responsible for the appointment, retention and termination of a firm of independent registered public accountants and monitors the effectiveness of the audit effort, the Company's financial and accounting organization and its system of internal accounting and disclosure controls. Each member of the Audit Committee is independent within the meaning of the rules of the SEC and Nasdaq. The board has determined that Mr. Wilson qualifies as an audit committee financial expert within the meaning of SEC rules.

        The Audit Committee is governed by a charter, which was amended on May 19, 2004. The amended charter is attached to this proxy statement as Exhibit A, and is also available on our corporate website at www.yahoo.com. The charter may be found on our website as follows: From our main web page, first click on "Company Info" at the bottom of the page and then on "Investor Relations." Next click on "Corporate Governance", then "Board Committees" and "Audit Committee Charter."

        Compensation Committee; Compensation Committee Interlocks and Insider Participation. The Compensation Committee consists (and consisted during all of fiscal 2004) of three of the Company's non-employee directors: Messrs. Kotick (Chair), Kern and Wilson. Each of the members of the Compensation Committee is an independent director as defined in Nasdaq rules. The Compensation Committee held ten meetings and took action by unanimous written consent on thirty-one occasions during fiscal 2004. The Compensation Committee's functions are to establish and administer the Company's policies regarding compensation. The Compensation Committee also administers the 1995 Stock Plan and the Company's Amended and Restated 1996 Employee Stock Purchase Plan.

        None of the members of the Compensation Committee (i) was an officer or employee of the Company or any of its subsidiaries during the fiscal year, (ii) was formerly an officer of the Company or any of its subsidiaries, or (iii) had any relationships requiring disclosure by the Company under the SEC's rules requiring disclosure of certain relationships and related party transactions. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

        The Compensation Committee is governed by a charter, which is available on our corporate website at www.yahoo.com. The charter may be found as follows: From our main web page, first click on "Company Info" at the bottom of the page and then on "Investor Relations." Next click on "Corporate Governance", then "Board Committees" and "Compensation Committee Charter."

        Nominating and Corporate Governance Committee.    The Company has a Nominating and Corporate Governance Committee (the "Nominating/Governance Committee"). The functions of the Nominating/Governance Committee include (i) identifying and recommending to the board of directors individuals qualified to serve as directors of the Company and on the committees of the board; (ii) advising the board with respect to matters of board composition, procedures and committees; (iii) developing and recommending to the board a set of corporate governance principles applicable to the Company and overseeing corporate governance matters generally; and (iv) overseeing the annual evaluation of the board and the Company's management.

        The Nominating/Governance Committee is governed by a charter, a current copy of which is available on our corporate website at www.yahoo.com. The charter may be found as follows: From our main web page, first click on "Company Info" at the bottom of the page and then on "Investor Relations." Next click on "Corporate Governance", then "Board Committees" and "Nominating & Corporate Governance Committee Charter."

        The members of the Nominating/Governance Committee are Messrs. Kern (Chair), Bostock and Burkle, each of whom is an independent director as defined in Nasdaq rules. The Nominating/Governance Committee met four times during 2004.

        The Nominating/Governance Committee will consider director candidates recommended by stockholders. In evaluating candidates submitted by stockholders, the Nominating/Governance Committee will consider (in addition to the criteria applicable to all director candidates described below) the needs of the board and the qualifications of the candidate, and may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating/Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

  •
  The name of the stockholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; and

  •
  The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Nominating/Governance Committee and nominated by the board.

The stockholder recommendation and information described above must be sent to the Corporate Secretary at 701 First Avenue, Sunnyvale, California 94089.

        The Nominating/Governance Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess (i) an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the board's oversight of the business and affairs of the Company, and (ii) an impeccable reputation of integrity and competence in his or her personal or professional activities. Pursuant to its charter, the Nominating/Governance Committee's evaluation of potential candidates is consistent with the board's criteria for selecting new directors. Such criteria include an understanding of the Company's business environment and the possession of such knowledge, skills, expertise and diversity of experience as may enhance the board's ability to manage and direct the affairs and business of the Company and, where applicable, improve the ability of board committees to fulfill their duties. The Committee also takes into account, as applicable, the satisfaction of any independence requirements imposed by any applicable laws, regulations or rules and the Company's Corporate Governance Guidelines.

        The Nominating/Governance Committee may receive suggestions from current board members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating/Governance Committee for such candidates. The Nominating/Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Nominating/Governance Committee will also consider candidates recommended by stockholders.

        Once a person has been identified by the Nominating/Governance Committee as a potential candidate, the Nominating/Governance Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating/

Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating/Governance Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the board, the Nominating/Governance Committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating/Governance Committee may consider all such information in light of information regarding any other candidates that the Nominating/Governance Committee might be evaluating for membership on the board. In certain instances, Nominating/Governance Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Nominating/Governance Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, in the case of such a candidate the board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Communications with Directors

        The board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the board, or the non-management directors as a group, any board committee or any chair of any such committee by mail or electronically. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 701 First Avenue, Sunnyvale, California 94089. To communicate with any of our directors electronically, stockholders should send an email to CorporateSecretary@yahoo-inc.com.

        All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. The Corporate Secretary will forward copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the board of directors or its committees or that he or she otherwise determines requires the attention of any member, group or committee of the board of directors.

        It is the Company's policy that directors are invited and encouraged to attend the annual meeting. Eight of our directors were in attendance at the 2004 annual meeting.

Director Compensation

        The Company does not pay fees to its directors for performance of their duties as directors of the Company. The Company does reimburse its directors for their out-of-pocket expenses incurred in connection with attendance at board, committee and stockholder meetings, and other business of the Company. The Directors' Plan provides that each newly appointed or elected non-employee director of the Company will be granted a nonqualified stock option to purchase 100,000 shares of common stock on the date on which he or she first becomes a director. This initial option is scheduled to vest ratably over the 48-month period following the date of grant. Thereafter, on the date of each annual meeting of the Company's stockholders at which such non-employee director is elected, he or she will be granted an additional option to purchase 50,000 shares of common stock if, on such date, he or she shall have served on the board of directors for at least six months of the preceding 12 months. This annual option is scheduled to vest as to 25% of the options on the first anniversary of the date of grant, and the remainder of the option will vest ratably over the 36-month period following the first anniversary of the date of grant. All options will become exercisable upon the occurrence of a change of control event, as described in the Directors' Plan. Each of the non-employee nominees for director named in this proxy statement will have served for more than six months of the preceding 12 months at the time of the annual meeting, and will therefore be granted an option to purchase 50,000 shares of the Company's common stock under the

Directors' Plan if they are reelected to the board of directors at the annual meeting. The exercise price of all stock options granted under the Directors' Plan is equal to the closing sale price of a share of the Company's common stock on Nasdaq on the date of grant of the option.

Required Vote

        Directors are elected by a plurality of the votes of the shares present in person or by proxy at the annual meeting and entitled to vote on the election of directors. The nine persons receiving the highest number of "FOR" votes at the annual meeting will be elected as directors.

Recommendation of the Board of Directors

        THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
APPROVAL OF AMENDMENTS TO THE 1995 STOCK PLAN

        We are asking the Company's stockholders to approve an amended and restated version of the 1995 Stock Plan, which was adopted, subject to stockholder approval, by the board of directors on April 1, 2005. The amended and restated version of the 1995 Stock Plan reflects the following amendments which are subject to stockholder approval of this proposal:

  •
  Changes in Share Limits.    The amended and restated version of the 1995 Stock Plan authorizes an increase in the number of shares of common stock available for award grants under the 1995 Stock Plan by an additional 80,000,000 shares. If stockholders approve the amended and restated version of the 1995 Stock Plan, the maximum aggregate number of shares available for award grants under the 1995 Stock Plan would be 654,000,000 shares. The amended and restated version of the 1995 Stock Plan also replaces the plan's existing sub-limit on the number of shares available for restricted stock award grants with a formula for calculating the number of shares that may be issued with respect to restricted stock and certain other awards granted under the 1995 Stock Plan on or after May 19, 2005, other than stock options and stock appreciation rights with an exercise price or base price that equals or exceeds the fair market value of a share of common stock on the date the award is granted.

  •
  Performance-Based Awards.    Section 162(m) of the U.S. Internal Revenue Code generally provides that the Company may not be permitted to take a federal income tax deduction for certain compensation in excess of $1,000,000 paid to any one of our Named Executive Officers (as defined below under the caption "Executive Officer Compensation and Other Matters") in any one year. Certain performance-based compensation, however, is exempt from the Section 162(m) limit. That is, Section 162(m) does not preclude the Company from taking a federal income tax deduction for certain qualifying performance-based compensation paid to a Named Executive Officer in a year even if that compensation exceeds $1,000,000. The amended and restated version of the 1995 Stock Plan allows the Company to grant awards intended to qualify as performance-based compensation within the meaning of Section 162(m) in addition to other awards such as stock options and stock appreciation rights which may also qualify as performance-based compensation within the meaning of Section 162(m). (See "Summary Description of the 1995 Stock Plan—Performance-Based Awards" below.)

  •
  Elimination of Repricing Provision.    The amended and restated version of the 1995 Stock Plan eliminates a provision authorizing the plan administrator to reduce the exercise price of a limited number of stock options granted under the plan. Under the 1995 Stock Plan, as amended, in no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) could any adjustment be made to a stock option or stock appreciation right granted under the plan to the extent that the adjustment would constitute a repricing of the per-share exercise or base price of the award.

  •
  Reduction in Maximum Term of Awards.    The amended and restated version of the 1995 Stock Plan reduces the maximum term of any award granted under the plan on or after the date of the 2005 Annual Meeting of Stockholders from ten years to seven years.

  •
  Elimination of Use of Promissory Notes to Pay Option Exercise Prices.    The amended and restated version of the 1995 Stock Plan eliminates a provision permitting the use of promissory notes to pay the exercise price of stock options.

  •
  Accelerated Vesting of Certain Awards upon Certain Terminations of Employment.    The amended and restated version of the 1995 Stock Plan provides the administrator of the plan with discretion to accelerate in whole or in part the vesting of restricted stock and restricted stock unit awards under the plan that are subject to time-based vesting if the award holder's employment terminates due to his or her death or disability, a termination by the Company without "cause," or a termination by the award holder for "good reason."

  •
  Administrative Provisions.    Our board of directors has delegated general administrative authority for the 1995 Stock Plan to the Compensation Committee. The amended and restated version of the 1995 Stock Plan provides that the Compensation Committee may delegate some or all of its authority with respect to the plan to another committee of directors, and certain limited authority to grant awards to employees other than executive officers may be delegated to one or more officers of the Company.

        The board of directors approved the additional share authority requested under the 1995 Stock Plan based, in part, on a belief that the number of shares currently available under the 1995 Stock Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. The Company also believes that operation of the 1995 Stock Plan is important in attracting and retaining employees in a competitive labor market, which is essential to the Company's long-term growth and success.

SUMMARY DESCRIPTION OF THE 1995 STOCK PLAN (AS PROPOSED TO BE AMENDED)

        The principal features of the 1995 Stock Plan, including the proposed amendments, are summarized below. The following summary of the 1995 Stock Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the amended and restated 1995 Stock Plan, which has been filed as Annex A with the Securities and Exchange Commission with this proxy statement. Any stockholder of the Company who wishes to obtain a copy of the amended and restated 1995 Stock Plan document may do so upon written request to the Secretary at the Company's principal executive offices.

General

        The maximum number of shares of the Company's common stock that may be issued or transferred pursuant to awards granted under the existing 1995 Stock Plan is 574,000,000 shares, of which 32,085,211 shares of common stock remain available for future award grants as of March 18, 2005. If stockholders approve the 1995 Stock Plan proposal, this share limit will be increased to 654,000,000 shares, which will increase the number of shares which remain available for future grants by 80,000,000.

        A maximum of twenty percent (20%) of the foregoing share limit may be issued as restricted stock granted under the plan. If stockholders approve the 1995 Stock Plan proposal, this limit on restricted stock grants will be replaced with a formula for calculating the number of shares that may be issued with respect to "full-value awards" granted under the plan on or after May 19, 2005. For this purpose, a "full-value award" means any award under the 1995 Stock Plan except options and stock appreciation rights with an exercise or base price that is no less than the fair market value of a share of common stock on the date the award is granted. Shares issued in respect of any such full-value award granted under the 1995 Stock Plan on or after May 19, 2005 would count against the aggregate share limit under the plan as 1.75 shares for every one share actually issued in connection with the award. For example, if 100 shares are issued with respect to a restricted stock award granted under the 1995 Stock Plan on or after May 19, 2005, 175 shares will be counted against the plan's aggregate share limit in connection with that award. Accordingly, the maximum number of shares that could be issued with respect to new full-value awards granted under the 1995 Stock Plan at any time on or after May 19, 2005 would equal the number of shares then available for award grant purposes under the plan divided by 1.75.

        The maximum number of shares of common stock which may be subject to options and stock appreciation rights granted under the 1995 Stock Plan to any one individual during any fiscal year shall be 15,000,000, subject to adjustment as provided in the 1995 Stock Plan.

        As of March 18, 2005, options to purchase 197,319,599 shares of common stock were subject to outstanding awards under the 1995 Stock Plan, 344,595,190 shares of common stock had been issued pursuant to awards granted under the plan (of which 3,001,032 shares were subject to outstanding and unvested restricted stock awards as of that date) and 32,085,211 shares of common stock remained available for future award grants. To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 1995 Stock Plan. As of March 18, 2005, stock options outstanding under all of the Company's equity compensation plans (other than the Company's 1996 Employee Stock Purchase Plan) covered 210,876,179 shares of common stock in the aggregate and an additional 37,631,879 shares of common stock in the aggregate remained available for future award grants. As of that date, the weighted average exercise price of these options was $24.30 per share and the average remaining contractual life of these options was 6.9 years. No additional awards, however, may be granted under any Company equity compensation plan other than the 1995 Stock Plan, the Company's Directors' Plan, and the Company's 1996 Employee Stock Purchase Plan.

        To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits with respect to such exercise.) If an award expires, becomes forfeited or becomes unexercisable for any reason without having been exercised or becoming nonforfeitable in full, the unpurchased shares that were subject to the award will become available for future grants under the 1995 Stock Plan, unless the 1995 Stock Plan has been terminated.

        The 1995 Stock Plan is not a tax-qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

        On March 18, 2005, the per share closing price of the common stock was $31.11 as reported on Nasdaq. The actual benefits, if any, to the holders of stock options issued under the 1995 Stock Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's common stock on the date of exercise and the exercise price of a holder's stock option, as set forth below. As of December 31, 2004, the Named Executive Officers and directors of the Company have received grants under the 1995 Stock Plan of options to purchase common stock of the Company as set forth under the heading "Plan Benefits."

Purpose

        The purposes of the 1995 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

Administration

        The 1995 Stock Plan may be administered by the board of directors or by a committee of the board of directors. The board has delegated general administrative authority for the 1995 Stock Plan to the Compensation Committee, which is constituted to satisfy the applicable requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Code Section 162(m). If the 1995 Stock Plan proposal is approved by stockholders, a committee may delegate some or all of its authority with respect to the 1995 Stock Plan to another committee of directors, and certain limited authority to grant awards to employees other than executive officers may be delegated to one or more officers of the Company. (The appropriate acting body, be it the board of directors, a committee within its delegated authority, or an officer within his or her delegated authority is referred to in this proposal as the "Administrator.") Members of the board of directors receive no additional compensation for their services in connection with the administration of the 1995 Stock Plan.

Eligibility

        The 1995 Stock Plan provides that awards may be granted to employees (including officers and directors) of the Company or any of its subsidiaries or affiliates (including a partnership or limited liability company in which the Company owns any equity interest). The Administrator selects the participants who will receive awards under the 1995 Stock Plan and determines the types and terms of awards to be granted and the number of shares subject to these awards. In making these determinations, a number of factors are taken into account, including the duties and responsibilities of the participant, the value of the participant's services to the Company, the participant's present and potential contribution to the success of the Company, and other relevant factors. As of March 18, 2005, there were approximately 7,890 employees, officers, consultants and directors eligible to receive grants under the 1995 Stock Plan.

Terms of Options

        Options granted under the 1995 Stock Plan may be either incentive stock options, within the meaning of Section 422 of the Code, or nonqualified stock options, as designated in the terms of the written option agreement. Incentive stock options are subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 1995 Stock Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary. Each option is evidenced by a stock option agreement between the Company and the optionee. Under the 1995 Stock Plan, each option is subject to the following additional terms and conditions:

          (a)   EXERCISE OF THE OPTION.    An option may be exercised in accordance with the terms established by the Administrator in the option agreement. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of common stock to be purchased (or completing such other exercise procedures as the Administrator may establish from time to time) and by tendering payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Administrator and specified in the option agreement, and such form of consideration may vary for each option.

          (b)   EXERCISE PRICE.    The per share exercise price for the shares to be issued pursuant to exercise of an option granted under the 1995 Stock Plan shall be such price as is determined by the Administrator and set forth in the applicable award agreement. The exercise price shall be no less than 100% of the fair market value of a share of the common stock on the date of grant. The fair market value per share is equal to the closing sale price on Nasdaq on the date of grant. In the case of indexed options, which have an exercise price that may change in accordance with an established percentage or a published index, the Administrator shall determine the exercise price of any such indexed option and the terms and conditions, if any, that affect any adjustments to the exercise price of such indexed option.

          (c)   TERMINATION OF EMPLOYMENT.    If the optionee's employment or consulting relationship (including service as a director) terminates for any reason other than disability or death, options under the 1995 Stock Plan may be exercised, to the extent the option was exercisable on the date of termination, for a period of time after the termination as established by the Administrator in the option agreement, provided that such period may not be less than 30 days nor, in the case of incentive stock options, more than three months. In no event may the option be exercised after its expiration date. The Company has entered into agreements with certain officers that provide for acceleration of option vesting under certain circumstances. See "Executive Officer Compensation and Other Matters."

          (d)   DISABILITY.    If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, options may be exercised within 12 months of termination or as set forth in the individual's option grant agreement, and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

          (e)   DEATH.    If an optionee dies while employed or retained by the Company or during the 30 day period following termination of the optionee's employment or consulting relationship (including service as a director), options may be exercised within 12 months after the date of death or as otherwise provided in the individual's option grant agreement (but in no event later than the expiration of their term) to the extent the options would have been exercisable (i) on the date of death, in the case of an optionee who dies while employed or retained by the Company, or (ii) on the date of termination of employment or consulting relationship, in the case of an optionee who dies within 30 days after termination of employment or consulting relationship.

          (f)    EXTENSION OF EXERCISE PERIOD.    The 1995 Stock Plan provides that, regardless of the limited periods described above following termination of employment, disability or death of an optionee, the Administrator can extend the period of time for which an option will remain exercisable following termination of an optionee's employment or consulting relationship with the Company. In no event, however, may an option be exercised by any person after its expiration.

          (g)   TERMINATION OF OPTIONS.    The term of options granted under the 1995 Stock Plan is set forth in the option agreement. Options generally have a term of ten years. If stockholders approve the 1995 Stock Plan proposal, the maximum term of options and other awards granted under the plan on or after the date of the 2005 Annual Meeting of stockholders will be reduced to seven years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration.

          (h)   OPTION NOT TRANSFERABLE.    An option is nontransferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death, provided, however, that the 1995 Stock Plan permits the Administrator in its discretion to grant nonqualified stock options that are transferable to certain family members of the optionee through a gift or pursuant to a domestic relations order.

          (i)    ASSET SALE, MERGER OR CONSOLIDATION, ASSUMPTION OR SUBSTITUTION OF AWARDS.    In the event of an asset sale, or merger or consolidation in which the Company is not the surviving entity, the board of directors may provide for the substitution or assumption of options by a successor entity. If an award is not assumed or substituted for, then the option will become vested and nonforfeitable, and the Administrator must give 30 days notice of the optionee's right to exercise his or her outstanding options (including options not otherwise exercisable) at any time within 30 days of such notice.

          (j)    OTHER PROVISIONS.    The option agreement between the optionee and the Company may contain such other terms, provisions and conditions not inconsistent with the 1995 Stock Plan as may be determined by the Administrator, including whether an option may be settled in cash.

Restricted Stock

        The 1995 Stock Plan permits the granting of restricted stock either alone, in addition to, or in tandem with other awards made by the Company. Upon the granting of restricted stock under the 1995 Stock Plan, the participant is advised in writing of the terms, conditions and restrictions related to the award, including among other things, the number of shares of common stock that such person is entitled to purchase, the price to be paid, if any, and the other terms, conditions and restrictions applicable to the award as determined by the Administrator.

        The Administrator will prescribe the vesting requirements for a restricted stock award at the time of grant. In general, restricted stock that is subject to time-based vesting will remain subject to forfeiture for a period of at least three (3) years, provided that the Administrator may provide that such awards will fully or partially vest, and any restrictions on such awards will lapse, if the Company terminates the recipient's employment without "cause" (as determined by the Administrator or as set forth in the award agreement). With respect to restricted stock that is subject to performance-based vesting, the measurement date for determining whether the performance objectives have been attained must be at least one (1) year after the date the award is granted. However, certain restricted stock awards granted under the 1995 Stock Plan are not required to comply with the restrictions described above, provided that the number of shares of common stock subject to such awards is not more than 25% of the total number of shares subject to all restricted stock awards granted under the 1995 Stock Plan. If stockholders approve the 1995 Stock Plan proposal, the Administrator may provide that restricted stock that is subject to time-based vesting will automatically become fully or partially vested if the participant's employment terminates due to the participant's death or disability or if the participant terminates employment for "good reason" (as determined by the Administrator or as set forth in the award agreement). In addition, the foregoing 25% limitation will be modified so that the maximum number of shares of common stock subject to restricted stock awards that are not required to comply with the restrictions described above will be reduced to 3,250,000 shares.

Restricted Stock Units

        Restricted stock units granted under the 1995 Stock Plan will be subject to those terms and conditions including, without limitation, the duration of the period during which, and the conditions under which, the restricted stock units may be forfeited to the Company, as may be determined by the Administrator in its sole discretion. In general, awards of restricted stock units that are subject to time-based vesting will remain subject to forfeiture for a period of at least three (3) years. With respect to awards of restricted stock units that are subject to performance-based vesting, the measurement date for determining whether the performance objectives have been attained must be at least one (1) year after the date the award is granted. Restricted stock units will be paid in cash, shares, other securities or other property, as determined in the sole discretion of the Administrator, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable award agreement. If stockholders approve the 1995 Stock Plan proposal, the Administrator may provide that restricted stock units that are subject to time-based vesting will automatically become fully or partially vested if the participant's employment terminates due to the participant's death or disability, or if the Company terminates the participant's employment without "cause" (as determined by the Administrator or as set forth in the award agreement), or if the participant terminates employment for "good reason" (as determined by the Administrator or as set forth in the award agreement).

Stock Appreciation Rights

        Stock appreciation rights granted under the 1995 Stock Plan will be subject to such terms, including grant price and the conditions and limitations applicable to exercise thereof, as may be determined by the Administrator and specified in the applicable award agreement or thereafter, provided that stock appreciation rights may not be exercisable earlier than six months after the date of grant. Stock appreciation rights may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. A stock appreciation right will entitle the participant to receive an amount equal to the excess of the fair market value of a share on the date of exercise of the stock appreciation right over the grant price thereof. The Administrator will determine whether a stock appreciation right will be settled in cash, shares or a combination of cash and shares.

Dividend Equivalents

        Dividend equivalents entitle the award recipient to receive shares of the Company's common stock as dividends paid with respect to a specified number of shares. The Administrator may provide, at the date of grant or thereafter, that dividend equivalents will be paid or distributed when accrued; provided, that dividend equivalents (other than freestanding dividend equivalents) will be subject to all conditions and restrictions of the underlying awards to which they relate. Dividend equivalents may be awarded on a free-standing basis or in connection with another award, and may be paid currently or on a deferred basis.

Performance-Based Awards

        If stockholders approve the 1995 Stock Plan proposal, the Company would have enhanced authority to grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code ("Performance-Based Awards"). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 1995 Stock Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, or other types of awards authorized under the plan.

        The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: revenue, revenue excluding traffic acquisition costs, gross profit, operating cash flow (operating income before depreciation and amortization), operating income, net income, cash flow from operations, capital expenditures, free cash flow, earnings per share (basic and diluted), revenue growth (organic and acquisition related), return on equity or on assets or on net investment, cost containment or reduction, unique users/registered users/paying subscribers/paying users/paying relationships, page views/searches, implementation, completion or attainment of objective goals with respect to research and development of specific products, systems or projects, or any combination thereof. The performance measurement period with respect to an award may range from three months to seven years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

        Performance-Based Awards may be paid in stock or in cash. The maximum aggregate payment that may be made pursuant to Performance-Based Awards (other than options or stock appreciation rights) granted to any participant in any one calendar year is 2,000,000 shares of common stock (or cash of equivalent value at the time of payment). Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

Adjustments Upon Changes in Capitalization, Dissolution, Liquidation or Sale

        In the event any change, such as a stock split or stock dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, appropriate adjustment will be made, if applicable, in the exercise price of each outstanding award, the number of shares subject to each award, the annual limitation on grants to employees, the number of shares available for issuance of grants under the 1995 Stock Plan, generally, and of restricted stock, including restricted stock that is not subject to prescribed vesting or performance requirements, and the number of shares subject to options with respect to which the Administrator may reduce the exercise price without stockholder approval, as described above.

        In the event of the proposed dissolution or liquidation of the Company, each award will terminate unless otherwise provided by the Administrator. Additionally, the Administrator may provide that awards granted under the 1995 Stock Plan will vest and become non-forfeitable, as to all or any part of such award, as of the date of such dissolution or liquidation. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each award under the 1995 Stock Plan will be assumed or an equivalent award will be substituted by the successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines and in lieu of such assumption or substitution, that the option will vest and become non-forfeitable, as to all or any part of such option, as of the date of such transaction. If the Administrator makes an award exercisable or non-forfeitable in lieu of assumption or substitution in the event of a merger or sale of assets, it will notify the holder that such award will be exercisable for a period of thirty (30) days from the date of such notice, and thereafter will terminate.

No Repricing

        If stockholders approve the 1995 Stock Plan proposal, in no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) would any adjustment be made to a stock option or stock appreciation right award under the 1995 Stock Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per-share exercise or base price of the award.

No Limit on Other Authority

        The 1995 Stock Plan does not limit the authority of the board of directors or any committee to grant awards or authorize any other compensation, with or without reference to the Company's common stock, under any other plan or authority.

Amendment and Termination

        The board of directors may amend or terminate the 1995 Stock Plan or any portion thereof at any time; provided, that no such amendment or termination will be made without stockholder approval if such approval is necessary to comply with any tax, securities or regulatory law or requirement or any applicable stock exchange requirement with which the board of directors intends the Plan to comply. In addition, stockholder approval will be required for any amendment that (i) materially increases the benefits accruing to participants under the 1995 Stock Plan, (ii) materially increases the number of securities that may be issued under the 1995 Stock Plan, (iii) materially modifies the requirements for participation in the 1995 Stock Plan, or (iv) is otherwise deemed a material amendment by the Administrator pursuant to applicable law or accounting or stock exchange rules. However, no action by the board of directors or stockholders may adversely affect the rights of any recipient of an award granted under the 1995 Stock Plan without the consent of the recipient. The 1995 Stock Plan will terminate in May 2013, provided that any options or awards then outstanding under the 1995 Stock Plan will remain outstanding until they expire by their terms.

Plan Benefits

        The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers and employees (including employee directors) under the 1995 Stock Plan. If the proposed increase in the share limit for the 1995 Stock Plan had been in effect in 2004, the Company expects that its award grants for 2004 would not have been substantially different from those actually made in that year under the 1995 Stock Plan.

        The following table sets forth information as of March 18, 2005 with respect to the stock options granted under the 1995 Stock Plan to the Named Executive Officers, all current executive officers as a group and all employees and consultants (including all current officers who are not executive officers) as a group under the 1995 Stock Plan.

Name	Number of Shares Subject to Options Granted Under the 1995 Stock Plan	Weighted Average Exercise Price Per Share ($)
Terry S. Semel	24,615,650	21.43
Susan L. Decker	4,640,000	27.59
Daniel L. Rosensweig	2,666,750	16.13
Farzad Nazem	6,313,324	13.77
Michael J. Callahan	598,418	32.93
All current executive officers as a group (8 persons)	42,334,142	19.61
All current directors (other than executive officers) as a group (7 persons)	749,832.04
All employees and consultants (including all current officers who are not executive officers) as a group (7,882 persons)	154,985,457	26.17

Federal Income Tax Aspects of the 1995 Stock Plan

        The U.S. federal income tax consequences of the 1995 Stock Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

        With respect to nonqualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

        The current federal income tax consequences of other awards authorized under the 1995 Stock Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

        If an award is accelerated under the 1995 Stock Plan in connection with a "change in control" (as this term is used under the U.S. Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not

"performance-based" within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the Company in certain circumstances.

Required Vote

        The affirmative vote of the holders of a majority of the Company's common stock present at the annual meeting in person or by proxy and entitled to vote on this proposal is required to approve the proposed amendments to the 1995 Stock Plan.

Recommendation of the Board of Directors

        THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE 1995 STOCK PLAN AS DESCRIBED ABOVE.

PROPOSAL NO. 3
APPROVAL OF AMENDMENT TO THE 1996 DIRECTORS' STOCK OPTION PLAN

        We are asking the Company's stockholders to approve an amended and restated version of the Directors' Plan, which was adopted, subject to stockholder approval, by the board of directors on April 1, 2005. The amended and restated version of the Directors' Plan extends the term of the plan until April 1, 2015, subject to stockholder approval.

        The Company is seeking approval of the extension of the Directors' Plan, which expires by its terms on April 11, 2006, because the Company believes that continued operation of the Directors' Plan is important in attracting and retaining the best available personnel for service as directors of the Company and encouraging their continued service on the board, which is essential to the Company's long-term growth and success.

SUMMARY DESCRIPTION OF THE DIRECTORS' PLAN

        The principal features of the Directors' Plan, including the proposed amendments, are summarized below. The following summary of the Directors' Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the amended and restated Directors' Plan, which has been filed as Annex B with the Securities and Exchange Commission with this Proxy Statement. Any stockholder of the Company who wishes to obtain a copy of the amended and restated Directors' Plan document may do so upon written request to the Secretary at the Company's principal executive offices.

General

        The Directors' Plan was adopted by the board of directors in March 1996 and approved by the stockholders in April 1999. The maximum number of shares of the Company's common stock that may be issued or transferred pursuant to awards granted under the Directors' Plan is 8,800,000 shares, of which 5,546,668 shares remain available for issuance as of March 18, 2005. The Directors' Plan provides for the grant of nonstatutory stock options to non-employee directors of the Company. It is designed to work automatically and not to require administration; however, to the extent administration is necessary, it will be provided by the board of directors.

Purpose

        The purpose of the Directors' Plan is to provide an incentive for directors to continue to serve the Company as directors and to assist the Company in recruiting highly qualified individuals when vacancies occur on the board of directors. The Company does not compensate its Directors for their service other than pursuant to the Directors' Plan.

Grant and Exercise of Options

        The Directors' Plan provides that each person who first becomes a non-employee director after the effective date of the Directors' Plan, whether through election by the stockholders of the Company or appointment by the board of directors to fill a vacancy, shall be automatically granted an initial option to purchase 100,000 shares of the Company's common stock on the date on which such person first becomes a non-employee director (an "initial option"). The Directors' Plan also provides that a subsequent option to purchase 50,000 shares of the Company's common stock will be automatically granted to each non-employee director on the date of each annual meeting of the stockholders after which the director continues to serve as a director, provided that on that date the non-employee director has served on the board of directors for at least six months (a "subsequent option").

        No option granted under the Directors' Plan is transferable by the optionee other than by will or the laws of descent or distribution or pursuant to the terms of a qualified domestic relations order (as defined by the Code), and each option is exercisable, during the lifetime of the optionee, only by such optionee.

        The Directors' Plan provides that each initial option granted thereunder becomes exercisable in installments cumulatively as to 1/48 of the shares subject to the initial option at the end of each month following the date of grant of the initial option. With respect to subsequent option grants, 25% of such options vest on the first anniversary of the date of grant, with the remaining options vesting in equal monthly installments over the 36-month period thereafter. The options remain exercisable for up to 90 days following the optionee's termination of service as a director of the Company, unless such termination is a result of disability, in which case the options remain exercisable for a six-month period (or such other period of time not exceeding 12 months as is determined by the board of directors) following the date of such termination, or death, in which case the options remain exercisable by the beneficiary of such options and continue to vest for a six-month period (or such lesser period as determined by the board of directors) following the date of death. If an optionee dies within three months after termination of service as a director, the options may be exercised by the inheritor of such options at any time within six months of the date of the optionee's death. Notwithstanding the foregoing, in no event may an option be exercised after the expiration of its term.

Exercise Price and Term of Options

        The exercise price of all stock options granted under the Directors' Plan shall be equal to the fair market value of a share of the Company's common stock on the date of grant of the option, which is defined to be the closing sale price of the Company's common stock on the Nasdaq Stock Market on the date of grant. The purchase price payable upon exercise of the options will consist of cash, check or other shares of the Company's common stock (which, if acquired from the Company, have been held for at least six months), a combination of the foregoing, or an other consideration or method permitted under applicable law. Options granted under the Directors' Plan have a term of ten years.

Merger or Sale of Assets

        In the event of the dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, options granted under the Directors' Plan will become fully vested, and the Company shall provide each optionee either a reasonable time within which to exercise the option or a substitute option with comparable terms as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such corporate transaction.

Adjustments Upon Changes in Capitalization

        In the event any change, such as a stock split or stock dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, appropriate adjustment will be made in the exercise price of each outstanding option, the number of shares subject to each option and the number of shares available for issuance under the Directors' Plan.

No Limit on Other Authority

        The Directors' Plan does not limit the authority of the board of directors or any committee to grant awards or authorize any other compensation, with or without reference to the Company's common stock, under any other plan or authority.

Amendment and Termination

        The board of directors may at any time amend or terminate the Directors' Plan, except that such termination may not affect options previously granted without the agreement of any optionee so affected and provided that stockholder approval for amendment to the Directors' Plan must be obtained to the extent required by applicable law. If stockholders approve the Directors' Plan proposal and the plan is not earlier terminated by the Board, the plan will terminate on April 1, 2015.

Plan Benefits

        The following table sets forth information with respect to the stock options granted to the seven non-employee directors of the Company as of March 18, 2005. As discussed above, the executive officers of the Company and the employees of the Company are not eligible for grants under the Directors' Plan.

Director	Number of Shares Subject to Options Granted Under the 1996 Directors' Plan	Weighted Average Exercise Price Per Share ($)
Roy J. Bostock	236,000	16.98
Ronald W. Burkle	350,000	12.03
Eric Hippeau	690,000	17.75
Arthur H. Kern	690,000	17.75
Robert A. Kotick	216,650	13.88
Edward Kozel	256,418	27.13
Gary L. Wilson	263,200	13.70

Specific Benefits

        None of the Company's executive officers (including any of the Named Executive Officers) will be eligible to receive option grants under the Directors' Plan (subject to any future amendments to the Directors' Plan). The number of stock options that will be allocated, based on the following assumptions, to the Company's seven non-employee directors as a group pursuant to the formulaic annual option grants is 3,500,000 (50,000 × 7 × 10). This represents the aggregate number of shares subject to grants of stock options for calendar years 2005 through 2014, assuming, among other future variables, that there are no new eligible directors, there continues to be seven eligible directors seated and that the number of shares subject to each annual grant (50,000) is not increased or decreased. The actual number of shares that will be subject to stock options for initial one-time grants to new directors under the Directors' Plan and the number of other awards to any of the foregoing persons or groups is not determinable.

Federal Income Tax Aspects of Directors' Plan

        This summary of the general U.S. federal income tax principles applicable to the Directors' Plan under current federal law, which is subject to change, is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

        As noted above, nonstatutory stock options are the only awards that may be granted under the Directors' Plan. On exercise of nonstatutory stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise.

Required Vote

        The affirmative vote of the holders of a majority of the Company's common stock present at the annual meeting in person or by proxy and entitled to vote is required to approve the proposed amendment to the Directors' Plan.

Recommendation of the Board of Directors

        THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1996 DIRECTORS' STOCK OPTION PLAN.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP has served as the Company's independent registered public accounting firm since February 1996 and has been appointed by the Audit Committee to continue as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005. In the event that ratification of this selection is not approved by a majority of the shares of common stock of the Company represented at the annual meeting in person or by proxy and entitled to vote on the matter, the Audit Committee and the board of directors will review the Audit Committee's future selection of independent registered public accounting firm.

        Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting. The Representatives will have an opportunity to make a statement and will be available to respond to appropriate questions.

Required Vote

        The affirmative vote of the holders of a majority of the Company's common stock present at the annual meeting in person or by proxy and entitled to vote on this proposal is required to approve the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal year.

Recommendation of the Board of Directors

        THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF
PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table sets forth certain information that has been provided to the Company with respect to beneficial ownership of shares of the Company's common stock as of February 11, 2005 (except where another date is indicated) for (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of common stock, (ii) each director and nominee for director of the Company, (iii) each of the Named Executive Officers (as defined below under the caption "Executive Officer Compensation and Other Matters"), and (iv) all directors and executive officers of the Company as a group.

Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock Outstanding (2)
FMR Corp. (3) 82 Devonshire Street Boston, MA 02109	106,339,840	7.7%
AXA Financial, Inc. and affiliates (4) 1290 Avenue of the Americas New York, NY 10104	78,425,961	5.7%
David Filo (5)	87,643,394	6.3%
Jerry Yang (6)	66,587,862	4.8%
Terry S. Semel (7)	20,968,349	1.5%
Farzad Nazem (8)	5,578,109	*
Susan L. Decker (9)	3,072,102	*
Arthur H. Kern (10)	1,386,647	*
Daniel L. Rosensweig (11)	1,193,113	*
Eric Hippeau (12)	991,145	*
Michael J. Callahan (13)	320,553	*
Ronald W. Burkle (14)	212,499	*
Edward R. Kozel (15)	127,233	*
Gary L. Wilson (16)	125,699	*
Roy J. Bostock (17)	77,666	*
Robert A. Kotick (18)	70,896	*
All directors and executive officers as a group (15 persons) (19)	188,370,267	13.3%

*
Less than one percent.

(1)
The number of shares beneficially owned by each person or group as of February 11, 2005 includes shares of common stock that such person or group had the right to acquire on or within 60 days after that date, including, but not limited to, upon the exercise of options. To our knowledge, except as otherwise indicated in the footnotes to this table and subject to applicable community property laws, the stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

(2)
For each person and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 1,387,508,837 shares of common stock outstanding on February 11, 2005 and the number of shares of common stock that such person or group had the right to acquire on or within 60 days of that date, including, but not limited to, upon the exercise of options.

(3)
Beneficial and percentage ownership information is based on information contained in Amendment No. 4 to Schedule 13G filed with the SEC on February 14, 2005 by FMR Corp. on behalf of itself and affiliated persons and entities. The schedule contains the following information regarding beneficial ownership of the shares: (a) Fidelity Management & Research Company (a wholly owned subsidiary of FMR Corp.) is the beneficial owner of 95,114,945 shares or 6.9% of the outstanding stock by virtue of acting as investment advisor to various investment companies. This amount includes 1,041,461 shares issuable upon conversion of $42,700,000 principal amount of the Company's zero coupon senior convertible notes due April 1, 2008 held by such investment companies. Edward C. Johnson III, FMR Corp. and the Fidelity Funds each has sole power to dispose of these shares. Neither Edward C. Johnson III nor FMR Corp. has the sole power to vote or direct the voting of the shares owned by the Fidelity Funds; such shares are voted by the Board of Trustees for the Fidelity Funds; (b) Fidelity Management Trust Company (a wholly owned subsidiary of FMR Corp.) is the beneficial owner of 5,329,536 shares. Of these, Edward C. Johnson III and FMR Corp. each has sole power to dispose of 5,329,536 shares, sole power to vote or direct the voting of 4,700,432 shares and no power to vote or direct the voting of 629,104 shares; (c) Strategic Advisers, Inc. (a wholly owned subsidiary of FMR Corp.) is the beneficial owner of 891,925 shares, of which FMR Corp. has sole power to dispose and vote or direct the disposition or voting; and (d) Fidelity International Limited (a subsidiary of FMR Corp.) is the beneficial owner of 5,003,434 shares. It has sole power to dispose of the shares and sole power to vote or direct the voting of the shares.

(4)
Beneficial and percentage ownership information is based on information contained in a Schedule 13G filed with the SEC on February 14, 2005 by AXA Financial, Inc. ("Financial") on behalf of itself and affiliated entities. According to the schedule, the shares are also beneficially owned by the following French affiliates of AXA Financial, Inc.: AXA Assurances I.A.R.D. Mutuelle; AXA Assurances Vie Mutuelle; AXA Courtage Assurance Mutuelle; and AXA (collectively with Financial, the "AXA Group"). Of the reported shares, the AXA Group reports that it has sole voting power with respect to 47,809,670 shares, that it shares voting power with respect to 6,774,442 shares, that is has sole dispositive power with respect to 78,179,972 shares, and that it shares dispositive power with respect to 245,989 shares.

(5)
Includes 1,254,166 shares issuable upon exercise of options exercisable within 60 days of February 11, 2005 under the Company's 1995 Stock Plan. Mr. Filo's business address is c/o Yahoo! Inc., 701 First Avenue, Sunnyvale, CA 94089.

(6)
Includes 1,254,166 shares issuable upon exercise of options exercisable within 60 days of February 11, 2005 under the Company's 1995 Stock Plan. Also includes 6,310 shares held by Mr. Yang's wife, of which he disclaims beneficial ownership.

(7)
Includes 19,082,309 shares issuable upon exercise of options exercisable within 60 days of February 11, 2005 and 250,000 shares of restricted stock, which are subject to repurchase unless certain conditions are met, under the Company's 1995 Stock Plan. Also includes 760 shares held by his children, of which Mr. Semel disclaims beneficial ownership.

(8)
Includes 5,078,949 shares issuable upon exercise of options exercisable within 60 days of February 11, 2005 and 270,000 shares of restricted stock, which are subject to repurchase unless certain conditions are met, under the Company's 1995 Stock Plan.

(9)
Includes 2,768,124 shares issuable upon exercise of options exercisable within 60 days of February 11, 2005 and 270,000 of restricted stock, which are subject to repurchase unless certain conditions are met, under the Company's 1995 Stock Plan.

(10)
Represents 828,732 shares issuable upon exercise of an option exercisable within 60 days of February 11, 2005 under the Company's 1995 Stock Plan and 557,915 shares issuable upon exercise of options exercisable within 60 days of February 11, 2005 under the Directors' Plan.

(11)
Includes 902,124 shares issuable upon exercise of options exercisable within 60 days of February 11, 2005 and 270,000 shares of restricted stock, which are subject to repurchase unless certain conditions are met, under the Company's 1995 Stock Plan.

(12)
Includes 430,714 shares issuable upon exercise of an option exercisable within 60 days of February 11, 2005, which option was granted by SOFTBANK. Mr. Hippeau serves as a Managing Partner of SOFTBANK Capital Partners, a venture fund and affiliate of SOFTBANK. Also includes 557,915 shares issuable upon exercise of options exercisable within 60 days of February 11, 2005 under the Directors' Plan.

(13)
Includes 283,001 shares issuable upon exercise of options exercisable within 60 days of February 11, 2005 and 35,000 shares of restricted stock, which are subject to repurchase unless certain conditions are met, under the Company's 1995 Stock Plan.

(14)
Represents 212,499 shares issuable upon exercise of options exercisable within 60 days of February 11, 2005 under the Directors' Plan.

(15)
Includes 124,333 shares issuable upon exercise of options exercisable within 60 days of February 11, 2005 under the Directors' Plan.

(16)
Represents 125,699 shares issuable upon exercise of options exercisable within 60 days of February 11, 2005 under the Directors' Plan.

(17)
Represents 77,666 shares issuable upon exercise of options exercisable within 60 days of February 11, 2005 under the Directors' Plan.

(18)
Represents 70,816 shares issuable upon exercise of options exercisable within 60 days of February 11, 2005 under the Directors' Plan. Also includes 80 shares held by Mr. Kotick's wife, of which he disclaims beneficial ownership.

(19)
Includes 33,178,414 shares issuable upon exercise, by certain directors and executive officers, of options exercisable within 60 days of February 11, 2005, and 430,714 shares held by SOFTBANK that are subject to options held by Mr. Hippeau.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's common stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and changes in ownership of the Company's common stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2004, all Reporting Persons timely complied with all applicable filing requirements.

Equity Compensation Plan Information

        The following table sets forth information as of December 31, 2004 with respect to shares of the Company's common stock that may be issued under the Company's existing equity compensation plans, including the 1995 Stock Plan, the Directors' Plan, and the 1996 Employee Stock Purchase Plan, as amended (the "ESPP").

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders (1)	200,847,000	$24.03	62,500,000	(2)

(1)
Does not include options to purchase an aggregate of 11,854,000 shares of the Company's common stock that the Company assumed through acquisitions as of December 31, 2004. The weighted average exercise price of those outstanding options is $17.54 per share.

(2)
Includes 17,877,000 shares of our common stock remaining available for future issuance under the ESPP, as of December 31, 2004. This table does not reflect the 80,000,000 additional shares that will be available under the 1995 Stock Plan if stockholders approve the 1995 Stock Plan proposal.

OUR EXECUTIVE OFFICERS

        Executive officers are elected by and serve at the discretion of the board. Set forth below is information regarding our executive officers as of February 11, 2005.

Name	Age	Position
Terry S. Semel	61	Chairman and Chief Executive Officer
Jerry Yang	36	Chief Yahoo! and Director
David Filo	38	Chief Yahoo!
Susan L. Decker	42	Chief Financial Officer and Executive Vice President, Finance and Administration
Daniel L. Rosensweig	43	Chief Operating Officer
Farzad Nazem	43	Executive Vice President and Chief Technology Officer, Engineering and Site Operations
Michael J. Callahan	36	Senior Vice President, General Counsel and Secretary
Michael A. Murray	48	Senior Vice President, Finance

        Mr. Semel's biography is set forth under the heading "Proposal 1—Election of Directors."

        Mr. Yang's biography is set forth under the heading "Proposal 1—Election of Directors."

        Mr. Filo, Chief Yahoo! and a founder of Yahoo!, has served as an officer of Yahoo! since March 1995, and served as a director of Yahoo! from its founding through February 1996. Mr. Filo reports to Chairman and Chief Executive Officer, Terry Semel. He is involved in guiding Yahoo!'s vision, is involved in many key aspects of the business at a strategic and operational level, and is a stalwart of the Company's employee culture and morale. Mr. Filo co-developed Yahoo! in 1994 while working towards his Ph.D. in electrical engineering at Stanford University, and co-founded Yahoo! in 1995.

        Ms. Decker has served as Yahoo!'s Chief Financial Officer since June 2000 and as Executive Vice President, Finance and Administration since January 2002. Prior to that, Ms. Decker served as Senior Vice President, Finance and Administration from June 2000 to January 2002. From August 1986 to May 2000, Ms. Decker held several positions for Donaldson, Lufkin & Jenrette, including Director of Global Research from 1998 to 2000. Prior to 1998, she was a Publishing & Advertising Equity Securities Analyst for 12 years. Ms. Decker also serves as a director of Pixar and Costco Co. Inc.

        Mr. Rosensweig has served as Chief Operating Officer since April 2002. Prior to joining Yahoo!, Mr. Rosensweig was President of CNET Networks from October 2000. Prior to that, Mr. Rosensweig served as Chief Executive Officer of ZDNet, Inc. from January 1999 and President of ZDNet, Inc. from 1997 to July 2000. Mr. Rosensweig served as President of Ziff-Davis Internet Publishing Group from 1996 to 1997.

        Mr. Nazem has served as Executive Vice President and Chief Technology Officer since January 2002. Prior to that, from February 2001 to January 2002, Mr. Nazem served as Senior Vice President, Communications and Technical Services and Chief Technology Officer. From January 1998 to February 2001, Mr. Nazem served as Chief Technology Officer. Prior to that, he served as Yahoo!'s Senior Vice President, Product Development and Site Operations from March 1996 to January 1998. From 1985 to 1996, Mr. Nazem held a number of technical and executive management positions at Oracle Corporation, including Vice President of Oracle's Media and Web Server Division and member of the Product Division Management Committee.

        Mr. Callahan has served as Senior Vice President, General Counsel and Secretary since September 2003. Prior to that, Mr. Callahan served as Deputy General Counsel and Assistant Secretary from June 2001 to September 2003 and served in various other positions in the Yahoo! legal department from December 1999 to June 2001. Prior to joining Yahoo! in December 1999, Mr. Callahan held positions with Electronics for Imaging Inc. and the law firm of Skadden, Arps, Slate, Meagher & Flom LLP.

        Mr. Murray has served as Senior Vice President, Finance since October 2004. Prior to joining the Company, Mr. Murray held several positions with Sun Microsystems, Inc., including Vice President, Global Financial Services and Treasurer from July 2002, Treasurer from July 2001 to June 2002 and Vice President Finance, Sun Services from April 1998 to July 2001.

EXECUTIVE OFFICER COMPENSATION AND OTHER MATTERS

Summary Compensation Table

        The following table sets forth certain information concerning the compensation earned during the last three completed fiscal years by (i) Terry Semel, the Company's Chief Executive Officer, and (ii) the four other most highly compensated individuals who served as executive officers of the Company as of the end of the fiscal year ended December 31, 2004 (such officers collectively referred to as the "Named Executive Officers").

	Annual Compensation				Long-Term Compensation
Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)		Restricted Stock Awards ($)		Securities Underlying Options (#)		All Other Compensation ($) (1)
Terry S. Semel Chairman and Chief Executive Officer	2004 2003 2002	600,000 600,000 450,000	— — 895,500		— — —		7,200,000 — 5,600,000	(2) (2)	1,980 1,980 1,290
Susan L. Decker Executive Vice President, Finance and Administration, and Chief Financial Officer	2004 2003 2002	500,000 500,000 425,000	900,000 700,000 518,750		1,854,000 1,852,200 —	(3) (4)	150,000 250,000 2,700,000		3,550 3,300 3,050
Daniel L. Rosensweig (5) Chief Operating Officer	2004 2003 2002	500,000 500,000 342,949	1,425,000 1,375,000 500,000	(6) (6)	1,854,000 1,852,200 —	(3) (4)	150,000 250,000 3,200,000		958 84,768 87,738
Farzad Nazem Chief Technical Officer and Executive Vice President, Engineering and Site Operations	2004 2003 2002	450,000 450,000 425,000	700,000 560,000 406,250		1,854,000 1,852,200 —	(3) (4)	150,000 250,000 600,000		3,550 3,300 3,050
Michael J. Callahan (7) Senior Vice President, General Counsel and Secretary	2004 2003	275,000 221,667	175,000 140,000		— —		65,000 140,000		3,520 3,270

(1)
Represents for Mr. Semel, group term life insurance premiums of $1,980 for 2004, $1,980 for 2003, and $1,290 for 2002; for Ms. Decker, Company contributions under the Company's 401(k) Plan of $3,250 for 2004, $3,000 for 2003, and $2,750 for 2002, and group term life insurance premiums of $300 for 2004, $300 for 2003, and $300 for 2002; for Mr. Rosensweig, relocation payment of $84,468 for 2003 and $87,525 for 2002, Company contributions under the Company's 401(k) Plan of $209 for 2004, group term life insurance premiums of $300 for 2003 and $213 for 2002, and a patent bonus of $750 for 2004; for Mr. Nazem, Company contributions under the Company's 401(k) Plan of $3,250 for 2004, $3,000 for 2003, and $2,750 for 2002, and group term life insurance premiums of $300 for 2004, $300 for 2003, and $300 for 2002; and for Mr. Callahan, Company contributions under the Company's 401(k) Plan of $3,250 for 2004 and $3,000 for 2003 and group term life insurance premium of $270 for 2004 and $270 for 2003.

(2)
Includes a bonus option to purchase 1,800,000 shares of common stock and an annual review option to purchase 4,000,000 shares of common stock granted to Mr. Semel in March 2004 in connection with services performed in 2003.

(3)
Represents 50,000 shares of common stock, based on a per share value of $37.08, which was the closing market price of the Company's common stock on the date of grant. As of December 31, 2004, the restricted stock had an aggregate value of $1,884,000, based on the closing market price of $37.68 per share. The restrictions on 35,000 of these shares will lapse on the third anniversary of the date of grant, and the restrictions on 15,000 of these shares will lapse upon the satisfaction of certain performance-based objectives, but will in no event lapse prior to the first anniversary of the date of grant.

(4)
Represents 90,000 shares of common stock, based on a per share value of $20.58, which was the closing market price of the Company's common stock on the date of grant. As of December 31, 2004, the restricted stock had an aggregate value of $3,391,200, based on the closing market price of $37.68 per share. The restrictions on 70,000 of these shares will lapse on the third anniversary of the date of grant, and the restrictions on 20,000 of these shares lapsed in January 2005 upon the satisfaction of certain performance-based objectives.

(5)
Mr. Rosensweig joined the Company as an executive officer in April 2002.

(6)
The 2003 and 2004 amounts include retention bonuses of $675,000 and $525,000, respectively, that became payable on the first and second anniversaries of Mr. Rosensweig's employment with the Company. Payment of both bonuses was deferred at Mr. Rosensweig's election until the fourth anniversary of Mr. Rosensweig's employment with the Company or upon the termination of his employment with the Company.

(7)
Mr. Callahan became an executive officer of the Company in September 2003.

Option Grants in Last Fiscal Year

        The following table provides certain information with respect to stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2004. In addition, as required by SEC rules, the table sets forth the hypothetical gains that would exist for the shares subject to such options based on assumed annual compounded rates of stock price appreciation during the option term.

	Individual Grants
			Percent of Total Options Granted to Employees in Fiscal Year(%) (2)			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (3)
	Number of Securities Underlying Options Granted(#) (1)
Name				Exercise Price Per Share ($/sh)	Expiration Date
						5% ($)	10% ($)
Terry S. Semel	1,400,000	(4)	3.51%	37.08	12/16/14	32,647,178	82,734,359
Terry S. Semel	5,800,000	(5)	14.56%	20.85	3/10/14	76,052,227	192,731,276
Susan L. Decker	150,000	(6)	0.38%	37.08	12/16/14	3,497,912	8,864,396
Daniel L. Rosensweig	150,000	(6)	0.38%	37.08	12/16/14	3,497,912	8,864,396
Farzad Nazem	150,000	(6)	0.38%	37.08	12/16/14	3,497,912	8,864,396
Michael J. Callahan	65,000	(6)	0.16%	37.08	12/16/14	1,515,762	3,841,238

(1)
Upon the occurrence of certain change in control events (as described in the 1995 Stock Plan), outstanding options that are not assumed or substituted will become vested.

(2)
The Company granted stock options representing approximately 39,839,000 shares of common stock to employees in the fiscal year ended December 31, 2004. This amount does not include stock options representing approximately 224,000 shares of common stock assumed by the Company in connection with acquisitions.

(3)
The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the optionee's continued employment through the vesting period. The gains shown are net of the option exercise price, but do not include deductions for taxes and other expenses payable upon the exercise of the option or for sale of underlying shares of common stock. There can be no assurance that the amounts reflected in this table will be achieved.

(4)
In December 2004, Mr. Semel was granted a fully vested option to purchase 1,200,000 shares of common stock in lieu of a cash bonus for 2004. In December 2004, Mr. Semel was also granted an annual review option to purchase 200,000 shares of common stock. One-fourth of the shares subject to the option vests on the first anniversary of the date of grant with the remainder of the option vesting ratably each quarter thereafter.

(5)
In March 2004, Mr. Semel was granted a bonus option to purchase 1,800,000 shares of common stock in lieu of a cash bonus for 2003. The bonus option was fully vested and exercisable as of the grant date. In March 2004, Mr. Semel was also granted an annual review option to purchase 4,000,000 shares of common stock. The annual review option becomes exercisable on the fourth anniversary of the date of grant, subject to acceleration on December 31, 2004 with regard to 2,000,000 shares and on December 31, 2005 with regard to the remaining 2,000,000 shares upon satisfaction of certain operating performance criteria of the Company for the prior-year periods. The operating performance criteria for the period ending December 31, 2004 were satisfied, resulting in the acceleration of 2,000,000 shares of common stock.

(6)
One-fourth of the shares subject to the option vests on the first anniversary of the date of grant with the remainder of the option vesting ratably each quarter thereafter.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

        The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended December 31, 2004. In addition, the table sets forth the number of shares covered by unexercised stock options held by the Named Executive Officers as of December 31, 2004, and the value of "in-the-money" stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option as of December 31, 2004.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)
					Value of Unexercised In-the Money Options at Fiscal Year-End ($) (2)
	Number of Shares Acquired on Exercise (#)
Name		Value Realized ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Terry S. Semel	10,126,400	229,951,740.78	17,590,261	5,083,339	324,459,486.88	71,415,011.98
Susan L. Decker	1,200,000	27,703,143.48	2,475,415	1,614,585	35,149,019.02	42,109,412.49
Daniel L. Rosensweig	817,000	18,352,925.00	823,916	1,520,834	23,873,011.00	38,916,270.25
Farzad Nazem	2,100,000	60,221,900.00	4,931,239	832,085	130,841,706.30	18,502,873.80
Michael J. Callahan	77,500	1,792,122.50	251,751	246,667	1,992,706.58	4,242,761.02

(1)
The value realized represents the difference between the per share closing price of the Company's common stock on the day of exercise and the exercise price of the options, and does not necessarily indicate that the optionee sold such stock.

(2)
Value is based on the $37.68 per share closing price of the Company's common stock on Nasdaq on December 31, 2004, less the exercise price.

Employment Contracts, Termination of Employment and Change in Control Arrangements

        In April 2001, the Company entered into an employment letter agreement with Mr. Semel, our Chief Executive Officer. The agreement provided for a base salary of $310,000, subject to discretionary increases through annual reviews. Pursuant to the agreement, as part of his compensation, Mr. Semel was initially granted a total of four stock options to purchase an aggregate of 20,000,000 shares, as follows: 10,000,000 shares at fair market value on the date of grant, 5,000,000 shares at $15 per share, 3,000,000 shares at $30 per share, and 2,000,000 shares at $37.50 per share. The first option became exercisable as to 5,000,000 shares on the first anniversary of the grant. The options on the remaining 15,000,000 shares became exercisable in equal monthly installments (of 416,666 shares) over the next three years in order of exercise beginning with the lowest exercise price. These options may be exercised for a period of three years after the date of any termination of employment (although in no event later than 10 years after the grant date).

        In April 2002, the Company entered into an employment agreement with Mr. Rosensweig to become Chief Operating Officer of the Company. The agreement provided for minimum base salaries of $500,000 for each of calendar years 2002 and 2003, $550,000 for calendar year 2004 and $600,000 for calendar year 2005. (In 2003, Mr. Rosensweig waived his right to the $550,000 base salary for 2004, and the Compensation Committee instead approved a base salary of $500,000 for 2004.) In addition, Mr. Rosensweig received reimbursement of relocation expenses, including a loan from the Company to purchase a principal residence in the San Francisco Bay Area in the principal amount of $1,000,000 (further described in "Certain Transactions" below) and a mortgage subsidy. In April 2002, the Company entered into a special retention bonus plan with Mr. Rosensweig under which Mr. Rosensweig received a $675,000 annual bonus payment in April 2003 and a $525,000 annual bonus payment in April 2004, and will receive a $150,000 annual bonus in each of April 2005 and April 2006 if he continues to be employed by the Company at the respective bonus dates. If, prior to the fourth anniversary of employment with the Company, Mr. Rosensweig's employment is terminated by the Company without Cause or Mr. Rosensweig terminates his employment for Good Reason, as those terms are defined in his employment agreement, Mr. Rosensweig will be entitled to receive the remaining retention bonus which would have been available to him had he remained employed through his fourth anniversary of employment with the Company. Mr. Rosensweig has elected to defer payment of each of these retention bonus payments until the fourth anniversary of his employment with the Company.

        In 1996, the Company entered into an agreement with Mr. Nazem, our Executive Vice President, Engineering and Chief Technical Officer, that provides, in the event of certain change-in-control transactions, for the acceleration of options held by Mr. Nazem whereby each such option shall become exercisable to the extent of the number of shares that would otherwise vest if Mr. Nazem remained employed by the Company or its successor for two years after the effective date of the transaction, subject to certain conditions, including Mr. Nazem's acceptance of a comparable two-year employment contract with the acquiring party and his entering into certain non-competition agreements.

        Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee, the Audit Committee Report and the Stock Performance Graph which follows shall not be deemed to be "Soliciting Material," is not deemed "filed" with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        During 2004, the Compensation Committee of the Company's board of directors consisted of Arthur H. Kern, Gary L. Wilson, and Robert A. Kotick, as Chairman of the Compensation Committee. The Compensation Committee is composed of independent non-employee directors and reviews, recommends and approves changes to the Company's compensation policies and benefits programs, administers the Company's stock option plans and otherwise seeks to ensure that the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The Compensation Committee operates under a written charter adopted by the Board of Directors as of March 19, 2004, as amended, which appears on the Company's website. The Compensation Committee met ten times during 2004, including several meetings in executive session without management representatives present.

Compensation Philosophy and Review

        The Company's compensation philosophy for executive officers is intended to achieve two principal purposes: (i) to provide a total compensation package that is competitive with the current market for executive talent and enables the Company to attract and retain key executive and employee talent needed to achieve the Company's business objectives, and (ii) to link executive compensation to improvements in Company performance and increases in stockholder value as measured principally by the trading price of the Company's common stock.

        In February 2004, the Compensation Committee retained an independent consulting firm (the "Independent Consultant"), to advise the Compensation Committee on compensation matters. To assist in the determination of executive compensation levels, the Compensation Committee reviewed, with input from the Independent Consultant, among other materials, information compiled from proprietary surveys and publicly available compensation information with respect to selected Internet-related, technology and media companies and other relevant companies. The Compensation Committee did not determine it necessary to, and did not attempt to, specifically analyze compensation levels at companies included in the index under the caption, "Performance Graph." Instead, the Compensation Committee focused more specifically on direct potential competitors for executive talent.

Elements of Executive Officer Compensation

        The Company's executive compensation consists primarily of salary, incentive bonuses, a 401(k) plan, health insurance and similar benefits, and the award of stock options and restricted stock grants. There are no retirement plans (other than the 401(k) plan) and no supplemental executive retirement plans ("SERPs"). The Company has in the past and continues to emphasize the award of stock options in its executive compensation policy, combined with relatively modest cash compensation. The Compensation Committee believes that in the highly competitive emerging markets in which the Company operates, equity-based compensation is an important incentive for outstanding executive performance and encourages the alignment of management and stockholder long-term interests. It also believes that stock options are an effective way to deliver these and other incentives and to align the interests of shareholders and executives. It further believes that in certain situations, especially as a tool for retention and executive ownership, restricted stock is also useful.

Base Salary and Bonus.

        Base salaries are evaluated annually for all executive officers, including the Chief Executive Officer. In determining the appropriate salary levels for such officers, the Compensation Committee considers, among other factors, the officer's scope of responsibility, prior experience, past performance and data on prevailing compensation levels in relevant markets for executive talent. To determine annual bonus payments, the Compensation Committee considers individual performance as well as the extent to which the Company achieved its overall financial plan.

        The Compensation Committee has determined that the base salary levels and bonus payments to executive officers, including Mr. Semel's, during the year 2004 were at or below the median of base salary and bonus levels for comparable companies considered in the survey data and other information reviewed by the Compensation Committee. The Compensation Committee believes this to be especially true based on the Company's relative financial performance and shareholder returns during 2004. Salary increases for 2005 were given to various executive officers other than Mr. Semel.

Stock Option and Restricted Stock Grants.

        As noted above, the Company has in the past relied substantially on long-term equity-based compensation as an important means of compensating and motivating its executive officers. It is the Company's practice to set option exercise prices for officers at not less than 100% of the fair market value of the common stock on the date of grant. Thus, the value of the stockholders' investment in the Company must appreciate before an optionee receives any financial benefit from the option. Options have generally been granted for a maximum term of ten years. The Company generally makes annual grants of options to a large number of its employees, including its executive officers, in December of each year after conducting its annual compensation review process.

        In determining the number of shares subject to the stock option grants to executive officers, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, their expected future contributions and the number of shares owned by the officer or which continue to be subject to vesting under outstanding options previously granted to such officer. In addition, the Compensation Committee examines the quantity and type of equity incentives held by each executive officer relative to the other executive officers' equity positions and their tenure, responsibilities, experience and value to the Company.

        As part of the annual compensation review for performance in 2004, the Compensation Committee in December 2004 granted all of the Named Executive Officers of the Company grants of options, which generally vest ratably over a four-year period, following a one year cliff. The Compensation Committee also granted restricted stock awards of 50,000 shares of the Company's common stock each to three of the Company's Named Executive Officers. The restricted stock is subject to the Company's repurchase option, which lapses with respect to 35,000 shares on the third anniversary of the grant date and lapses with respect to the remaining 15,000 shares upon the satisfaction of certain performance-based objectives, but in no event prior to the first anniversary of the grant date. The performance criteria include operating cash flow and revenue targets.

        To enhance the retention incentives for certain executives of the Company into 2009, the Compensation Committee in February 2005 granted additional options and shares of restricted stock to the Named Executive Officers (other than Mr. Semel, whose grant is described below). To provide a substantial retention incentive, these retention options vest with regard to one third of the covered shares on the third anniversary of the grant date and the remaining two thirds of the covered shares on the fourth anniversary of the grant date. The restricted shares vest in full on the third anniversary of the grant date and neither the options nor the restricted shares are subject to accelerated vesting except in the event of death on a pro rata basis. In deciding to make these 2005 retention grants, the Compensation Committee considered, among other things, the performance of the executives, the importance of their retention to the Company, and the vesting dates of the recipients' other outstanding equity grants. Recognizing the value of these additional grants, the Compensation Committee does not intend to make these types of grants to the recipients on a regular basis.

Compensation of Chief Executive Officer

        The Compensation Committee believes that Mr. Semel's leadership has contributed to the Company's success in establishing its brand and creating shareholder value. There is also recognition that Mr. Semel's unique skills, experience spanning the internet and media industries, and repeated past success make him an attractive candidate to competing organizations that believe they could leverage his compensation into significant shareholder returns. Consequently, the Compensation Committee took aggressive action in 2004 to retain Mr. Semel. This was done primarily through equity-based grants designed to position him in the top-quartile of major global-company CEOs, provided that the Company is in the top quartile of shareholder value creation and he remains employed as the Company's CEO.

        In determining Mr. Semel's compensation, with the assistance and advice of the Independent Consultant, the Compensation Committee reviewed Mr. Semel's compensation package in view of its philosophy described above and in comparison with the compensation packages of chief executive officers of selected Internet-related, technology and media companies. The Compensation Committee decided not to increase Mr. Semel's base salary for 2005 despite finding it to be lower than that of comparable companies, consistent with the Committee's philosophy of placing heavy emphasis on long-term incentive compensation.

        In March 2004, the Compensation Committee addressed Mr. Semel's 2003 performance. It awarded Mr. Semel a bonus nonstatutory stock option grant for 1,800,000 shares of common stock rather than a cash bonus for 2003 (the "Bonus Option"). The grant of the Bonus Option was based on the board's positive assessment of Mr. Semel's performance during 2003 and was also intended to provide an incentive for future performance. The Bonus Option was fully vested and exercisable as of the grant date. The Compensation Committee in March 2004 also granted Mr. Semel an annual review option to purchase 4,000,000 shares of the Company's common stock, based upon, among other factors, the Compensation Committee's positive assessment of Mr. Semel's performance during 2003. The option becomes exercisable on the fourth anniversary of the date of grant, subject to acceleration on December 31, 2004 with regard to 2,000,000 of the covered shares, and on December 31, 2005 with regard to the remaining 2,000,000 covered shares if certain performance criteria regarding the Company's adjusted earnings are satisfied during the prior-year periods. The Company satisfied the applicable performance criteria for performance through December 31, 2004, with the effect that Mr. Semel vested in 2,000,000 of the options as of that date.

        In December 2004, the Compensation Committee addressed Mr. Semel's 2004 performance. The Compensation Committee noted in particular the strengthening of the Company's core businesses, including premium services and advertising; the completion of a number of strategic alliances and acquisitions both domestically and internationally, including 3721 Network Software Company Limited, Kelkoo, S.A. and MusicMatch Inc.; and the Company's enhanced financial and stock performance. As part of such annual compensation review, the Compensation Committee granted Mr. Semel a fully vested option to purchase 1,200,000 shares of the Company's common stock (rather than a cash bonus). Consistent with its provision of annual review grants to employees, the Compensation Committee also awarded Mr. Semel an annual review option grant to purchase 200,000 shares of the Company's common stock, which grant vests over a four year period, with 25% of such shares becoming vested on the first anniversary of the date of grant and the remainder vesting ratably each quarter over the remaining three years.

        As discussed above, in February 2005, the Compensation Committee determined to provide retention grants to certain of its key employees. The Compensation Committee granted Mr. Semel, as part of that program, a retention option to purchase 2,000,000 shares of the Company's common stock and a retention grant of 250,000 restricted shares of the Company's common stock. The option becomes exercisable on the fourth anniversary of the grant date, subject to acceleration with regard to 1,000,000 of the covered shares following December 31, 2005, and the remaining 1,000,000 covered shares following December 31, 2006, if certain performance criteria regarding the Company's operating cash flow are satisfied during the prior-year periods. The restrictions on the restricted shares lapse in full on the third anniversary of the grant date, subject to pro rata accelerated vesting in the case of death.

Policy on Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to its Chief Executive Officer and any other of its four most highly compensated executive officers. However, compensation which qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the corporation's stockholders.

        It is the Company's policy to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax law. However, the Company intends to retain the flexibility necessary to provide total cash compensation in line with competitive practice, the Company's compensation philosophy, and the Company's best interests. It therefore may from time to time pay compensation to its executive officers that may not be deductible. However, the Compensation Committee believes that the realized gains on nonqualified stock options at time of exercise are fully deductible under the terms of the Company's shareholder-approved stock plan.

By the Compensation Committee of the Board of Directors,
Robert A. Kotick (Chairman) Arthur H. Kern Gary L. Wilson

AUDIT COMMITTEE REPORT

        The audit committee of the Company's board of directors (the "Audit Committee") consists of four non-employee directors, Edward R. Kozel, as chairman, Roy J. Bostock, Arthur H. Kern and Gary L. Wilson, each of whom the board of directors has determined to be independent directors as defined in the rules of Nasdaq. The Audit Committee is a standing committee of the board of directors and operates under a written charter adopted by the board of directors, which is available on our website, www.yahoo.com. From our main web page, first click on "Company Info" at the bottom of the page and then on "Investor Relations." Next click on "Corporate Governance" then "Board Committees" and "Audit Committee Charter." Among its other functions, the Audit Committee, subject to stockholder ratification, has the authority and responsibility to retain and terminate the engagement of the Company's independent registered public accounting firm ("independent auditors").

        Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        During fiscal 2004, at each of its meetings, the Audit Committee met with the senior members of the Company's financial management team and the independent auditors. The Audit Committee's agenda is established by the Audit Committee's chairman and senior members of the Company's financial management team. The Audit Committee met in private sessions with the Company's independent auditors at certain of its meetings, and also separately with the Company's head of internal audit, without management representation, to discuss financial management, accounting and internal control issues. The Audit Committee has reviewed with management and the independent auditors the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

        The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the independent auditors that firm's independence and considered whether the non-audit services provided by the independent auditors are compatible with maintaining its independence.

        Based on the Audit Committee's discussion with management and the independent auditors, and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the board of directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company's Board of Directors,
Edward R. Kozel (Chairman) Roy J. Bostock Arthur H. Kern Gary L. Wilson

FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL
REGISTERED PUBLIC ACCOUNTING FIRM

        For the fiscal year ended December 31, 2004, PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed the approximate fees set forth below (in millions):

	2004	2003
Audit Fees (1)	$7.1	$3.4
Audit-Related Fees (2)	0.9	1.2
Tax Fees (3)	1.4	1.9
All Other Fees	—	—

Total	$9.4	$6.5

(1)
Aggregate fees consist of fees billed for professional services rendered for the audit of Yahoo!'s consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly filings and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements, except those not required by statute or regulation.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Yahoo!'s consolidated financial statements and are not reported under "Audit Fees." These services include accounting consultations and due diligence in connection with mergers and acquisitions, attest services related to financial reporting that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)
Tax fees consist of fees billed for professional services related to federal, state and international tax compliance, tax advice, assistance with tax audits and appeals and advice related to mergers and acquisitions.

        The Audit Committee has adopted certain policies and procedures regarding permitted audit and non-audit services and the annual pre-approval of such services. Each year, the Audit Committee will ratify the types of audit and non-audit services of which the Company management may wish to avail itself, subject to pre-approval of specific services. Each year, management and the independent registered public accounting firm will jointly submit a pre-approval request, which will list each known and/or anticipated audit and non-audit service for the upcoming calendar year and which will include associated budgeted fees. The Audit Committee will review the requests and approve a list of annual pre-approved non-audit services. The Audit Committee will also designate a member (currently Mr. Kozel, the Audit Committee Chairman) to have the authority to pre-approve interim requests for additional non-audit services that were not contained in the annual pre-approval request. Such member shall approve or reject any interim non-audit service requests and report any interim service pre-approvals at the following Audit Committee meeting.

        All services provided by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2004 were approved by the Audit Committee.

PERFORMANCE GRAPH

        The following graph compares, for the five year period ended December 31, 2004, the cumulative total stockholder return for the Company's common stock, the Nasdaq Stock Market (U.S. companies) Index (the "Nasdaq Market Index"), the Goldman Sachs Internet Index (the "GIN") and the Standard & Poor's 500 Stock Index (the "S&P 500 Stock Index"). Measurement points are the last trading day of each of the Company's fiscal years ended December 31, 1999, December 31, 2000, December 29, 2001, December 31, 2002, December 31, 2003 and December 31, 2004. The graph assumes that $100 was invested on December 31, 1999 in the common stock of the Company, the Nasdaq Market Index, the GIN and the S&P 500 Stock Index and assumes reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

Measurement Point	Yahoo! Inc.	Nasdaq Market Index	GIN	S&P 500 Index
12/31/1999	$100.00	$100.00	$100.00	$100.00
12/29/2000	13.90	60.71	25.50	89.86
12/31/2001	8.20	47.93	14.73	78.14
12/31/2002	7.56	32.82	10.48	59.88
12/31/2003	20.81	49.23	20.31	75.68
12/31/2004	34.83	53.46	25.03	82.49

CERTAIN TRANSACTIONS

        The Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

        In April 2002, in connection with his relocation to California as a result of his joining Yahoo!, Mr. Rosensweig, our Chief Operating Officer, entered into a non-interest bearing term loan with us in the principal amount of $1,000,000. The loan to Mr. Rosensweig is secured by his principal place of residence. Payment of the entire principal of $1,000,000 is due on April 30, 2006. The maximum indebtedness of Mr. Rosensweig to us during 2004 was $1,000,000.

LEGAL PROCEEDINGS

        On or about February 4, 2004, a shareholder derivative action was filed in the Court of Chancery of the State of Delaware in and for New Castle County, against the Company (as nominal defendant) and certain of its current and former officers and directors, including current directors Jerry Yang, Eric Hippeau, Arthur H. Kern and Edward R. Kozel (the "Derivative Defendants"). Two similar shareholder derivative actions were filed in the California Superior Court for the County of San Mateo on February 13, 2004. The complaints generally allege breaches of fiduciary duties by the Derivative Defendants related to the alleged purchase of shares in initial public offerings or the alleged acquiescence in such conduct. The complaints seek unspecified monetary damages and other relief purportedly on behalf of the Company from the Derivative Defendants. In April 2004, Yahoo! filed a motion to dismiss the Delaware action for failure to plead demand futility. On August 2, 2004, the Delaware Court of Chancery granted the motion to dismiss. On October 18, 2004, the plaintiffs appealed the granting of the motion to dismiss. On January 21, 2005, the Supreme Court of the State of Delaware affirmed the opinion of the Delaware Court of Chancery granting the motion to dismiss. The Company understands the Derivative Defendants deny any impropriety and intend to defend the remaining lawsuits vigorously.

OTHER MATTERS

        The board of directors knows of no other business that will be presented at the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in respect thereof as the proxyholders deem advisable.

        It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, sign and promptly return the accompanying proxy card in the enclosed envelope or vote their shares by telephone or over the Internet.

        The form of proxy and this proxy statement have been approved by the board of directors and are being mailed and delivered to stockholders by its authority.

By Order of the Board of Directors,

Michael J. Callahan Senior Vice President, General Counsel and Secretary

Sunnyvale, California
April 4, 2005

EXHIBIT A

YAHOO! INC.
Charter for the Audit Committee
of the Board of Directors

Authority

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Yahoo! Inc. (the "Company") is established pursuant to Article 4.1 of the Company's Amended Bylaws and Section 141 (c) of the Delaware General Corporation Law.

Purpose

        The purpose of the Committee is to assist Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the Company's internal audit function and independent auditors.

        While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Such activities are the responsibility of management and the Company's independent auditors. The Committee does not itself prepare financial statements or perform audits or auditing services, and its members are not auditors, certifiers of the Company's financial statements or guarantors of the Company's independent auditors' reports. It is not the duty or responsibility of the Committee to insure that the Company complies with all laws and regulations. Each member of the Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside of the Company from which it receives information, (b) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) representations made by management as to any audit and non-audit services provided by the independent auditors to the Company.

        The independent auditors for the Company are accountable to the Board and the Committee, as representatives for the stockholders. The Committee has the ultimate authority and responsibility to retain and terminate the Company's independent auditors (subject, if applicable, to stockholder ratification) in connection with the provision of all audit and non-audit related services.

Charter Review

        The Committee will review and reassess the adequacy of this charter at least once per year. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), this charter (as then constituted) shall be publicly filed.

Membership

        The Committee shall be comprised of at least three members of the Board each of whom has been affirmatively determined in the business judgment of the Board to qualify as independent directors ("Independent Directors") under (a) the rules of the New York Stock Exchange ("NYSE") and the rules of the National Association of Securities Dealers' Nasdaq Stock Market ("Nasdaq"), including, as applicable, the standards set forth under Rule 10A-3 ("Rule 10A-3") of the Securities Exchange Act of 1934 (the rules of NYSE, Nasdaq and Rule 10A-3, taken together, "Applicable Listing Rules") and (b) the Company's Corporate Governance Guidelines. Such members will be elected by and serve at the pleasure of the Board.

A-1

        The Board shall designate the Chairperson of the Committee, provided that if the Board does not so designate a Chairperson, the members of the Committee, by majority vote, may designate a Chairperson. Each member of the Committee shall be "financially literate" under the Applicable Listing Rules, as such qualifications are interpreted by the Board in its business judgment. At least one member of the Committee shall have "accounting or related financial management expertise", under the Applicable Listing Rules, as such qualifications are interpreted by the Board in its business judgment. In addition, at least one member of the Committee should be an "audit committee financial expert," as such term is defined in the rules and regulations promulgated by the SEC. The name of the person(s) designated as "audit committee financial expert" (or, if no member of the Committee is an "audit committee financial expert", the reasons why the Committee does not have a member who is an "audit committee financial expert"), and whether such "audit committee financial expert(s)" are independent of management shall be disclosed in the Company's public filings and as otherwise required under Applicable Listing Rules and applicable law.

        No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

        Any vacancy of the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Board.

        The Board will determine, as necessary, any further requirements for membership on the Committee in the exercise of its business judgment.

Compensation

        Committee members shall receive no compensation from the Company other than fees as members of the Board and of committees of the Board in accordance with Applicable Listing Rules.

Meetings

        The timing and frequency of the Committee meetings will be determined by the Committee; however, the Committee will meet at least once each quarter. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at the meeting of the Committee at which a quorum is present. The Committee will meet with the independent auditors and the Company's internal auditor upon the completion of the annual audit to review the independent auditors' examination and management report. The Committee shall meet at such other times as it deems appropriate. The Committee, at its discretion, may ask members of management, the Company's counsel, or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

        At least once each quarter, the Committee shall meet separately with management, independent auditors and the Company's internal auditor of the Company to discuss any matters that the Committee or any of these persons or firms believes should be discussed privately.

Duties and Responsibilities

        In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are within the authority of the Committee:

1.
Appoint, compensate, retain, terminate and oversee, in its sole discretion, (subject, if applicable, to stockholder ratification), the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing or audit, review or attest services for the Company

A-2

  and its subsidiaries for each fiscal year and each such registered public accounting firm must report directly to the Committee (the registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Company's Annual Report on Form 10-K is referred to herein as the "independent auditors");

2.
Review and, in its sole discretion, approve in advance the Company's independent auditors' annual engagement letter, including all proposed fees contained therein, as well as all audit and, as provided in the Sarbanes-Oxley Act of 2002 (the "Act") and the SEC rules and regulations promulgated thereunder, all permitted non-audit engagements and relationships between the Company and such independent auditors (which approval should be made after receiving input from the Company's management). Approval of audit and permitted non-audit services may also be made by one or more members of the Committee as shall be designated by the Chairperson of the Committee and the person(s) granting such approval shall report such approval to the Committee at the next scheduled meeting;

3.
Obtain at least annually from the Company's independent auditors and review a written report describing:

(a)
the independent auditors' internal quality-control procedures;

(b)
any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

(c)
all relationships between the independent auditors and the Company (including a description of each category of services provided by the independent auditors to the Company—including audit services and permitted non-audit services to be performed for the Company by the independent auditor);

4.
Oversee the independence of the Company's independent auditors by, among other things:

(a)
actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and taking appropriate action to satisfy itself of the auditors' independence;

(b)
monitoring compliance by the independent auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

(c)
monitoring compliance by the Company of the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

(d)
engaging in a dialogue with the independent auditors to confirm that the audit partner compensation is consistent with applicable SEC rules; and

(e)
considering whether there should be a regular rotation of the Company's independent auditors.

        The Committee should present its conclusions with respect to the above matters to the Board along with a recommendation as to appropriate action, if any, the Board should take to oversee independence of the Company's independent auditors. The Committee should also present to the Board its review and evaluation of the lead audit partner of the independent auditors, and its views on whether there should be a regular rotation of the independent auditors. In assessing the qualifications, performance and independence of the lead audit partner and the independent auditors, the Committee shall take into account the opinions of management and the Company's internal auditor.

5.
Instruct the Company's independent auditors that they are ultimately accountable to the Committee and that the Committee is responsible for the appointment (subject, if applicable, to stockholder

A-3

  ratification), compensation, retention, oversight and termination of the Company's independent auditors;

6.
Obtain and review the annual audit plan of the Company's independent auditors, including the scope of audit activities, and monitor such plan's progress and results during the year;

7.
Review the results of the year-end audit of the Company, including any comments or recommendations of the Company's independent auditors;

8.
Review with management, the Company's independent auditors and the Company's internal auditor, the following:

(a)
the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", and any major issues related thereto;

(b)
critical accounting policies and such other accounting policies of the Company as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Company's financial statements;

(c)
major issues regarding accounting principles and financial statements presentations, including (A) any significant changes in the Company's selection or application of accounting principles and (B) any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of applying alternative generally accepted accounting principles in the preparation of the Company's financial statements;

(d)
all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

(e)
all other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences; and

(f)
the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

9.
Review with the chief executive officer, chief financial officer, internal auditor and independent auditors, periodically, the following:

(a)
all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Company's independent auditors;

(b)
any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

(c)
any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

10.
Attempt to resolve all disagreements between the Company's independent auditors and management regarding financial reporting;

11.
Review on a regular basis with the Company's independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management's

A-4

  response with respect thereto, any restrictions on the scope of the independent auditors' activities or on access to requested information and any significant disagreements with management. In connection therewith, the Committee may consider reviewing with the independent auditors the following:

  (a)
  any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise);

  (b)
  any communications between the audit team and the independent auditors' national office respecting auditing or accounting issues presented by the engagement; and

  (c)
  any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

12.
Confirm that the Company's interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Company's independent auditors;

13.
Review:

(a)
the adequacy and effectiveness of the Company's accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget and staffing of the Company's internal audit function, through inquiry and discussions with the Company's independent auditors, internal auditor and management of the Company; and

(b)
the yearly report prepared by management, and attested to by the Company's independent auditors, assessing the effectiveness of the Company's internal control structure and procedures for financial reporting and stating management's responsibility to establish and maintain such structure and procedures, prior to its inclusion in the Company's annual report;

14.
Review with management the Company's administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies, and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and codes of conduct;

15.
Receive periodic reports from the Company's independent auditors and management of the Company to assess the impact on the Company of significant accounting or financial reporting developments that may have a bearing on the Company;

16.
Establish and maintain free and open means of communication between and among the Board, the Committee, the Company's independent auditors, the Company's internal auditor and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

17.
Review the Company's earnings press releases (especially the use of non-GAAP financial measures as defined by SEC rules), as well as financial information and earnings guidance provided by the Company to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), it being understood that the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance);

18.
Establish clear hiring policies by the Company for hiring employees or former employees of the Company's independent auditors;

19.
Discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's exposure to financial risk and the steps management has taken to monitor and control such exposures;

A-5

20.
Meet at least annually with the General Counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Company;

21.
Review the Company's policies relating to the avoidance of conflicts of interest and review past or proposed transactions between the Company and members of management as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company's independent auditors;

22.
Review the Company's program to monitor compliance with the Company's Code of Business Conduct and Ethics and its Code of Ethics for Senior Financial Officers, and meet periodically with the Company's General Counsel to discuss compliance with such Codes;

23.
Obtain from the Company's independent auditors any information pursuant to Section 10A of the Securities Exchange Act of 1934;

24.
Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

25.
Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Company;

26.
Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function;

27.
Prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter, and set forth the goals and objectives of the Committee for the upcoming year. The evaluation should include a review and assessment of the adequacy of the Committee's charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the Chairperson of the Committee or any other member of the Committee designated by the Committee to make this report; and

28.
Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

Minutes and Reports

        The Committee will, to the extent deemed appropriate, record summaries of its recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board.

        The Committee will prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

A-6

Other Tasks and Responsibilities

        The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

        The Committee shall also have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities, in connection with this authority, the Committee shall have the authority to retain such outside counsel, experts and other advisors as it determines appropriate to assist in the full performance of its duties.

        The Committee may, at its sole discretion, commit Committee and Company resources to further the training of Committee members to remain abreast of current accounting and financial management policy, rules and developments.

A-7

Annex A

YAHOO! INC.

1995 STOCK PLAN
(AS AMENDED AND RESTATED                        , 2005)
(REFLECTING THE MAY 2004 STOCK SPLIT)

1.
Purposes of the Plan.    The purposes of this 1995 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. To accomplish the foregoing, the Plan provides that the Company may grant Options, Indexed Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents and Performance-Based Awards (each as hereinafter defined). Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

2.
Definitions.    As used herein, the following definitions shall apply:

  "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

  "Affiliate" shall mean an entity (including a partnership or limited liability company) in which the Company, directly or indirectly through any subsidiary, owns an equity interest, but which entity is not a Subsidiary.

  "Applicable Laws" means any legal requirements of all state and federal laws, including without limitation securities laws and the Code, relating to the administration of stock incentive plans such as the Plan.

  "Award" means an award of Options, Indexed Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, or Performance-Based Awards (each as defined below).

  "Board" means the Board of Directors of the Company.

  "Cause" shall have such meaning as determined by the Administrator or as provided in the applicable Award agreement. Unless otherwise expressly provided in the applicable Award agreement, the determination of Cause with respect to an Award shall be made by the Administrator in its sole discretion.

  "Code" means the Internal Revenue Code of 1986, as amended.

  "Committee" means the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan.

  "Common Stock" means the common stock of the Company.

  "Company" means Yahoo! Inc., a Delaware corporation.

  "Consultant" means any person, but not including a Non-Employee Director, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services.

  "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or

  Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

  "Director" means a member of the Board.

  "Dividend Equivalent" means a right granted under Section 14 of the Plan to receive Shares as dividends paid with respect to a specified number of Shares.

  "Employee" means any person, including Named Executives, Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee by the Company to a Director shall not be sufficient to constitute "employment" of the Director by the Company.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Fair Market Value" means, as of any date, the fair market value of Common Stock determined as follows:

  (i)
  If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

  (ii)
  If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

  (iii)
  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

  "Full-Value Award" means any Award under this Plan that is not either: (1) an Option (except that Indexed Options shall be Full-Value Awards), or (2) a Stock Appreciation Right with a grant price that is no less than the Fair Market Value of a Share on the date of grant of the Award.

  "Good Reason" shall have such meaning as determined by the Administrator or as provided in the applicable Award agreement. Unless otherwise expressly provided in the applicable Award agreement, the determination of Good Reason with respect to an Award shall be made by the Administrator in its sole discretion.

  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written Option agreement.

  "Indexed Option" means an Option with an exercise price which either increases by a fixed percentage over time or changes by reference to a published index, as determined by the Administrator and set forth in the applicable written Option agreement.

  "Named Executive" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

  "Non-Employee Director" shall mean a Director who is not an Employee.

  "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written Option agreement.

  "Officer" means an officer of the Company or any Parent, Subsidiary or Affiliate of the Company.

  "Option" means a stock option granted pursuant to the Plan and includes an Indexed Option.

  "Optioned Stock" means the Common Stock subject to an Option or Restricted Stock.

  "Optionee" means an Employee or Consultant who receives an Option or Restricted Stock.

  "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

  "Performance-Based Award" means an Award granted pursuant to Appendix A of the Plan. Performance-Based Awards may be in the form of any of the types of Awards authorized under the Plan.

  "Plan" means this 1995 Stock Plan, as amended from time to time.

  "Reporting Person" means an Officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

  "Restricted Period" has the meaning set forth in Section 11(b) of the Plan.

  "Restricted Stock" means Shares acquired pursuant to Section 11 of the Plan.

  "Restricted Stock Unit" means the right to receive in cash or Shares the Fair Market Value of a Share granted pursuant to Section 12 of the Plan.

  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

  "Share" means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

  "Stock Appreciation Right" means any right granted under Section 13 of the Plan.

  "Stock Exchange" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

  "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

  "Total Disability" means a total and permanent disability within the meaning of Section 22(e)(3) of the Code.

3.
Stock Subject to the Plan.

(a)
Share Limits; Shares Available.    The Shares may be authorized, but unissued, or reacquired Common Stock. The maximum aggregate number of Shares that may be issued under the Plan is 654,000,000(1) Shares. Shares issued in respect of any Full-Value Award granted under the Plan on or after May 19, 2005 shall be counted against the Share limit set forth in the foregoing sentence as 1.75 Shares for every one Share actually issued in connection with such Award. (For example, if 100 Shares are issued with respect to a Restricted Stock Award granted under the Plan on or after May 19, 2005, 175 Shares shall be counted against such Share limit in connection with that Award.) The maximum aggregate number of Shares that may be issued under the Plan pursuant to Options qualified as Incentive Stock Options is 654,000,000 Shares (within, and not in addition to, the aggregate share limit). Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 3(b) and Section 16.

(1)
The current aggregate share limit is 574,000,000 shares. Stockholders are being asked to approve an amendment to the Plan that would increase the aggregate share limit by an additional 80,000,000 shares so that the new aggregate share limit for the Plan would be 654,000,000 shares.

(b)
Awards Settled in Cash; Reissue of Awards and Shares.    To the extent that an Award is settled in cash or a form other than Shares, the Shares that would have been delivered had there been no such cash or other settlement shall not be counted against the Shares available for issuance under the Plan. To the extent that Shares are delivered pursuant to the exercise of a Stock Appreciation Right or an Option, the number of underlying Shares as to which the exercise related shall be counted against the applicable Share limits under Section 3(a), as opposed to only counting the Shares actually issued. (For purposes of clarity, if a Stock Appreciation Right relates to 100,000 Shares and is exercised at a time when the payment due to the participant is 15,000 Shares, 100,000 Shares shall be counted against the applicable Share limits under Section 3(a) with respect to such exercise.) Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan shall again be available for subsequent Awards under the Plan. (For purposes of clarity, if Shares subject to a Full-Value Award count against the aggregate Share limit under the Plan on a 1.75:1 basis pursuant to Section 3(a), and such Shares become available for subsequent Awards under the Plan pursuant to the foregoing sentence, the Share limits set forth in Section 3(a) shall be calculated as though no Shares had ever been issued in respect of the portion of that Award that is cancelled, terminated, forfeited, fails to vest, or is otherwise not paid.)

4.
Administration of the Plan.

(a)
The Administrator.    The Plan shall be administered by and all awards under the Plan shall be authorized by the Administrator. The "Administrator" means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of the Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Company, its powers under the Plan (a) to designate the Employees other than an officer who is a Reporting Person who will receive grants of awards under the Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under the Plan.

    Unless otherwise provided in the Bylaws of the Company or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

    With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code, the Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 under the Exchange Act, must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable Stock Exchange, the Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable Stock Exchange rules).

  (b)
  Powers of the Administrator.    Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

  (i)
  to determine the Fair Market Value of the Common Stock, in accordance with the definition of such term set forth above;

  (ii)
  to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

  (iii)
  to determine whether and to what extent Awards are granted hereunder;

  (iv)
  to determine the number of Shares of Common Stock, if any, to be covered by each Award granted hereunder;

  (v)
  to approve forms of agreements for use under the Plan;

  (vi)
  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, including, but not limited to, the share price and any restriction or limitation, the vesting of any Award or the acceleration of vesting or waiver of a forfeiture restructure, based in each case on such factors as the Administrator shall determine, in its sole discretion;

  (vii)
  to determine whether and under what circumstances an Award may be settled in cash instead of Common Stock;

  (viii)
  to adjust the number of Shares subject to any Award, adjust the price of any or all outstanding Awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 3 and 19, and provided that in no case (except due to an adjustment contemplated by Section 16 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per-share exercise or base price of any Option or Stock Appreciation Right;

    (ix)
    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and

    (x)
    in order to fulfill the purposes of the Plan and without amending the Plan, to modify Awards to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

  (c)
  Effect of Administrator's Decision.    All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of any Award.

5.
Eligibility.

(a)
Recipients of Grants.    Awards may be granted to eligible Employees and Consultants; provided, however, that no Reporting Person may receive an Award unless such person is employed by or a consultant to the Company or any Parent or Subsidiary. Incentive Stock Options may be granted only to Employees, provided, however, that Employees of an Affiliate shall be not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Award may, if he or she is otherwise eligible, be granted additional Awards.

(b)
Type of Option.    Each Option shall be designated in the written Option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), the most recently granted Incentive Stock Options shall be treated as Nonstatutory Stock Options first, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(c)
No Employment Rights.    The Plan shall not confer upon any Award recipient any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such recipient's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

6.
Term of Plan.    The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 23 of the Plan. It shall continue in effect until May 16, 2013, unless sooner terminated under Section 19 of the Plan.

7.
Term of Awards.    The term of each Award shall be the term stated in the written agreement evidencing such Award; provided, however, that the term of any Award granted on or after May 19, 2005 shall be no more than seven (7) years from the date of grant thereof or such shorter term as may be provided in such agreement and provided further that, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written Option agreement.

8.
Limitation on Award Grants to Employees.    Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to all Options and Stock Appreciation Rights granted to any one Employee under the Plan during any fiscal year of the Company shall be 15,000,000.

9.
Option Exercise Price and Consideration.

(a)
Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the applicable agreement, but shall be subject to the following:

(i)
In the case of an Incentive Stock Option that is:

(A)
granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)
granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)
In the case of a Nonstatutory Stock Option, other than an Option that is designated as an Indexed Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant. In the case of an Indexed Option, the Administrator shall determine the exercise price of such Indexed Option and the terms and conditions that affect, if any, any adjustments to the exercise price of such Indexed Option.

(b)
Permissible Consideration.    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares that (x) in the case of Shares initially acquired from the Company (upon exercise of a stock option or otherwise), have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (4) to the extent permitted under Applicable Laws, authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (5) to the extent permitted under Applicable Laws, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (6) any combination of the foregoing methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

10.
Exercise of Option.

(a)
Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, and reflected in the written Option agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee.

    An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company (or such other administrative exercise procedures as the Administrator may implement from time to time have been completed) by the person entitled to exercise the Option, and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until such Shares are actually issued to and held of record by the Optionee, the Optionee shall have no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such Shares, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date such Shares are issued, except as provided in Section 16 of the Plan.

    Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

  (b)
  Termination of Employment or Consulting Relationship.    Subject to Section 10(c), in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months after the date of such termination (or such other period of time as is determined by the Administrator, but not less than thirty (30) days after the date of such termination and not later than the expiration date of the term of such Option as set forth in the Option agreement, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months after the date of such termination), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

  (c)
  Disability of Optionee.    Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her Total Disability, Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

  (d)
  Death of Optionee.    In the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

  (e)
  Extension of Exercise Period.    Notwithstanding the limitations set forth in Sections 10(b), (c) and (d) above, the Administrator has full power and authority to extend the period of time for which any Option granted under the Plan is to remain exercisable following termination of an Optionee's Continuous Status as an Employee or Consultant from the limited period set forth in the written Option agreement to such greater period of time as the Administrator shall deem appropriate; provided, however, that in no event shall such Option be exercisable after the specified expiration date of the Option term.

  (f)
  Rule 16b-3.    Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

11.
Restricted Stock.

(a)
Grant of Restricted Stock.    Restricted Stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will grant an Award of Restricted Stock under the Plan, it shall advise the recipient in writing of the terms, conditions and restrictions related to the offer, including the Restricted Period (as defined in Section 11(b) below) applicable to such award, the imposition, if any, of any performance-based condition or other restriction on an Award of Restricted Stock, the number of Shares that such person shall be entitled to purchase, the price to be paid, if any, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Restricted Stock. The prospective recipient of an Award of Restricted Stock shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award agreement, in the form determined by the Administrator, evidencing the Award. Shares purchased pursuant to the grant of a Restricted Stock shall be referred to herein as "Restricted Stock."

(b)
Lapse of Restrictions.

(i)
Subject to Section 11(b)(ii) below, with respect to an Award of Restricted Stock that becomes non-forfeitable due to the lapse of time, the Administrator shall prescribe in the Award agreement, the period during which such Restricted Stock is forfeitable (the "Restricted Period"). Any such Award shall have a Restricted Period that is at least three (3) years from the grant date of the Award; provided, however, that the Administrator may provide, in its sole discretion, that upon the termination of the recipient's Continuous Status as an Employee or Consultant without Cause or by the recipient with Good Reason, such Award of Restricted Stock shall become fully or partially non-forfeitable on the date of such termination. The Administrator may also provide, in its sole discretion, that upon the termination of such recipient's Continuous Status as an Employee or Consultant due to the recipient's death or Total Disability, such Award of Restricted Stock shall become fully or partially non-forfeitable on the date of such termination. Subject to Section 11(b)(ii) below, with respect to an Award of Restricted Stock that becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives or any conditions imposed by the Administrator other than the lapse of time, the measurement date of whether such performance-based objectives or other conditions have been satisfied shall be a date no earlier than the first anniversary of the grant date of the Award.

(ii)
Notwithstanding any provision to the contrary, the Administrator may grant Awards of Restricted Stock with respect to a maximum of 3,250,000 Shares (subject to adjustment as provided in Section 16 hereof) that shall be subject to such terms and conditions, including provisions regarding non-forfeitability, as the Administrator shall, in its sole discretion, determine. These Awards shall not be subject to the provisions of Section 11(b)(i) above.

  (c)
  Certificates; Book Entry Form.    The Company shall issue the Shares of Restricted Stock to each recipient who is granted an Award of Restricted Stock either (i) in certificate form or (ii) in book entry form, registered in the name of the recipient, with legends or notations, as applicable, referring to the terms, conditions, and restrictions applicable to any such Award; provided that the Company may require that any stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

  (d)
  Rights as a Stockholder.    Except as otherwise provided in an Award agreement, the participant shall possess all incidents of ownership with respect to Shares of Restricted Stock during the Restricted Period, including the right to receive or reinvest dividends with respect to such Shares and to vote such Shares. After the Restricted Period expires without forfeiture in respect of Shares of Restricted Stock, the Company shall remove the legends or notations referring to the terms, conditions and restrictions on such Shares and, if certificated, deliver to the participant the certificate or certificates evidencing the number of such Shares.

  (e)
  Nontransferability.    During the Restricted Period, the recipient of such Award shall not be permitted to sell, transfer, pledge, hypothecate or assign shares of Restricted Stock awarded under the Plan except by will or the laws of descent and distribution. Any attempt to dispose of any Restricted Stock in contravention of any such restrictions shall be null and void and without effect.

  (f)
  Other Provisions.    The Award agreement for Restricted Stock shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Award agreements need not be the same with respect to each recipient.

12.
Restricted Stock Units.

(a)
General.    Restricted Stock Units may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it shall advise the recipient in writing of the terms, conditions and restrictions related to the offer, including the Restricted Unit Period (as defined in Section 12(b) below) applicable to an Award, the imposition, if any, of any performance-based condition or other restriction on an award, the number of Restricted Stock Units that such person shall be entitled to and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Restricted Stock Units. The offer shall be accepted by execution of a Restricted Stock Units Award agreement in the form determined by the Administrator.

(b)
Lapse of Restrictions.    With respect to an Award of Restricted Stock Units that becomes non-forfeitable due to the lapse of time, the Administrator shall prescribe in the Award agreement, the period during which such Restricted Stock Units are forfeitable (the "Restricted Unit Period"). Any such Award shall have a Restricted Unit Period that is at least three (3) years from the grant date of the Award; provided, however, that the Administrator may provide, in its sole discretion, that upon the termination of the recipient's Continuous Status as an Employee or Consultant without Cause or by the recipient with Good Reason, such Award of Restricted Stock Units shall become fully or partially non-forfeitable on the date of such termination. The Administrator may also provide, in its sole discretion, that upon the termination of such recipient's Continuous Status as an Employee or Consultant due to the recipient's death or Total Disability, such Award of Restricted Stock Units shall become fully or partially non-forfeitable on the date of such termination.    With respect to an Award of Restricted Stock Units that becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives or any conditions imposed by the Administrator other than the lapse of time, the measurement date of whether such performance-based objectives or other conditions have been satisfied shall be a date no earlier than the first anniversary of the grant date of the Award.

  (c)
  Rights as a Stockholder.    A recipient who is awarded Restricted Stock Units shall possess no incidents of ownership with respect to such Units; provided that the Award agreement may provide for payments in lieu of dividends to such recipient.

  (d)
  Other Provisions.    The Restricted Stock Units Award agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Units Award agreements need not be the same with respect to each recipient who is awarded Restricted Stock Units.

13.
Stock Appreciation Rights.

(a)
Grant.    Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the recipients to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after the date of grant.

(b)
Exercise and Payment.    A Stock Appreciation Right shall entitle the recipient to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Administrator shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

(c)
Other Terms and Conditions.    Subject to the terms of the Plan and any applicable Award agreement, the Administrator shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Administrator may be changed by the Administrator from time-to-time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Administrator may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

14.
Dividend Equivalents.    The Administrator is authorized to grant to eligible Employees and Consultants Dividend Equivalents, which enable such Employees and Consultants the right to receive Shares as dividends paid with respect to a specified number of Shares. The Administrator may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued; provided, however, that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

15.
Tax Withholding.    Upon any exercise, vesting or payment of an Award or upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company or one of its Subsidiaries shall have the right at its option to:

(a)
require the Award recipient (or the recipient's personal representative or beneficiary, as the case may be) to pay or provide for payment of the minimum amount of any taxes which the Company or one of its Subsidiaries may be required to withhold with respect to such Award event or payment; or

(b)
deduct from any amount otherwise payable in cash to the Award recipient (or the recipient's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company or one of its Subsidiaries may be required to withhold with respect to such cash payment.

  In any case where a tax is required to be withheld in connection with the delivery of Shares under the Plan, the Administrator may in its sole discretion (subject to Applicable Laws) grant (either at the time of the Award or thereafter) to the Award recipient the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to (i) have the Company reduce the number of Shares to be delivered by (or otherwise reacquire from the recipient) the appropriate number of Shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment, or (ii) surrender to the Company Shares which (A) in the case of Shares previously acquired from the Company, have been owned by the Award recipient for more than six months on the date of surrender, and (B) have a Fair Market Value equal to the minimum amount required to be withheld. For these purposes, the Fair Market Value of the Shares to be withheld or repurchased, as applicable, shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

  Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations incurred in connection with an Award granted under the Plan must comply with the applicable provisions of Rule 16b-3.

  All elections by an Award recipient to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

  (a)
  the election must be made on or prior to the applicable Tax Date;

  (b)
  once made, the election shall be irrevocable as to the particular Shares as to which the election is made; and

  (c)
  all elections shall be subject to the consent or disapproval of the Administrator.

16.
Adjustments Upon Changes in Capitalization, Corporate Transactions.

(a)
Changes in Capitalization.    Subject to any required action by the stockholders of the Company, (i) the number of shares of Common Stock covered by each outstanding Award, (ii) the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award or otherwise, (iii) the maximum number of shares of Common Stock for which Awards may be granted to any Employee under the Plan,

    (iv) the price per share of Common Stock covered by each such outstanding Award, and (v) the number of shares of Common Stock that may be granted in the form of Restricted Stock, including the number that may be granted that are not subject to Section 11(b)(i) of the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

  (b)
  Corporate Transactions.    In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. Additionally, the Administrator may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Administrator and that each Award shall be vested and non-forfeitable and any conditions on each such Award shall lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Award shall be assumed or an equivalent Award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Award shall be vested and non-forfeitable and any conditions on each such Award shall lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable. If the Administrator makes an Award exercisable or non-forfeitable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the recipient that such Award shall be exercisable for a period of thirty (30) days from the date of such notice, and thereafter will terminate upon the expiration of such period.

17.
Non -transferability of Awards.    An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution; provided, however, that the Administrator may, in its discretion, grant Nonstatutory Stock Options that are transferable to a "family member" (as that term is defined in the United States Securities and Exchange Commission General Instructions to Form S-8 Registration Statement under the Securities Act of 1933, as amended) through a gift or domestic relations order. Such transfer exception shall not apply with respect to a Nonstatutory Stock Option unless otherwise expressly provided by the Administrator in the applicable Option agreement. Any permitted transfer shall be subject to compliance with the Applicable Laws. Except as otherwise provided by the Administrator, an Award may only be exercised or purchased during the lifetime of the recipient of the Award or a transferee of a Nonstatutory Stock Option as permitted by this Section 17.

18.
Time of Granting of an Award.    The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

19.
Amendment and Termination of the Plan.

(a)
Amendment and Termination.    The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax, securities or regulatory law or requirement or any applicable Stock Exchange requirement with which the Board intends the Plan to comply or if such amendment constitutes a "material amendment." For purposes of the Plan, a "material amendment" shall mean an amendment that (i) materially increases the benefits accruing to participants under the Plan, (ii) materially increases the number of securities that may be issued under the Plan, (iii) materially modifies the requirements for participation in the Plan, or (iv) is otherwise deemed a material amendment by the Administrator pursuant to any Applicable Law or applicable accounting or Stock Exchange rules.

(b)
Amendments to Awards.    Without limiting any other express authority of the Administrator under (but subject to) the express limits of the Plan, the Administrator by agreement or resolution may waive conditions of or limitations on Awards that the Administrator in the prior exercise of its discretion has imposed, without the consent of the Award recipient, and (subject to the requirements of Sections 4(d) and 19(c)) may make other changes to the terms and conditions of Awards.

(c)
Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Award recipient, affect in any manner materially adverse to such recipient any rights or benefits of such recipient or obligations of the Company under any Award granted under the Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 16 shall not be deemed to constitute changes or amendments for purposes of this Section 19(c).

20.
Conditions Upon Issuance of Shares.    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange.

21.
Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.
Agreements.    Awards shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

23.
Stockholder Approval.    Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

24.
Unfunded Status of Plan.    The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a participant by the Company, nothing contained herein shall give any such participant any rights that are greater than those of a general creditor of the Company.

25.
Governing Law.    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

APPENDIX A

Performance-Based Awards

        Section 162(m) Performance-Based Awards.    Any of the types of Awards authorized under the Plan may be granted as Awards intended to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code ("Performance-Based Awards"). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying Stock Appreciation Rights (each as defined below), may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or level using one or more of the Business Criteria set forth below (on an absolute or relative basis) for the Company on a consolidated basis or for one or more of the Company's subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of Section A.1 and A.3 in order for such Award to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Appendix A. (Options (other than Indexed Options) and Stock Appreciation Rights granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant are referred to as "Qualifying Options" and "Qualifying Stock Appreciation Rights," respectively.)

          A.1    Class; Administrator.    The eligible class of persons for Performance-Based Awards under this Appendix A shall be officers and employees of the Company or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section A.4 must be constituted as provided in Section 4 of the Plan for Awards that are intended as performance-based compensation under Section 162(m) of the Code.

          A.2    Performance Goals.    The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, established based on one or more of the following business criteria ("Business Criteria") as selected by the Administrator in its sole discretion: revenue, revenue excluding traffic acquisition costs, gross profit, operating cash flow (operating income before depreciation and amortization), operating income, net income, cash flow from operations, capital expenditures, free cash flow, earnings per share (basic and diluted), revenue growth (organic and acquisition related), return on equity or on assets or on net investment, cost containment or reduction, unique users/registered users/paying subscribers/paying users/paying relationships, page views/searches, implementation, completion or attainment of objective goals with respect to research and development of specific products, systems or projects, or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Company or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals ("targets") must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 7 years.

          A.3    Form of Payment; Maximum Performance-Based Award.    Grants of Qualifying Options and Qualifying Stock Appreciation Rights to any one participant in any one calendar year shall be

1

  subject to the limit set forth in Section 8 of the Plan. The maximum aggregate payment which may be made pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying Stock Appreciation Rights) that are granted to any one participant in any one calendar year is 2,000,000 shares of Common Stock (or cash of equivalent value at the time of payment), subject to adjustment as provided in Section 16(a) of the Plan. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code.

          A.4    Certification of Payment.    Before any Performance-Based Award under this Appendix A (other than Qualifying Options and Qualifying Stock Appreciation Rights) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

          A.5    Reservation of Discretion.    The Administrator will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Appendix A including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

          A.6    Expiration of Grant Authority.    As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator's authority to grant new Awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall terminate upon the first meeting of the Company's stockholders that occurs in the fifth year following the year in which the Company's stockholders first approve this Appendix.

2

Annex B

YAHOO! INC.

1996 DIRECTORS' STOCK OPTION PLAN
(AS AMENDED AND RESTATED                        , 2005)
(REFLECTING THE MAY 2004 STOCK SPLIT)

1.
Purposes of the Plan.    The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board. All options granted hereunder shall be "nonstatutory stock options".

2.
Definitions.    As used herein, the following definitions shall apply:

  "Board" shall mean the Board of Directors of the Company.

  "Code" shall mean the Internal Revenue Code of 1986, as amended.

  "Common Stock" shall mean the Common Stock of the Company.

  "Company" shall mean Yahoo! Inc., a Delaware corporation.

  "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

  "Director" shall mean a member of the Board.

  "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  "Option" shall mean a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

  "Optioned Stock" shall mean the Common Stock subject to an Option.

  "Optionee" shall mean an Outside Director who receives an Option.

  "Outside Director" shall mean a Director who is not an Employee.

  "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

  "Plan" shall mean this 1996 Directors' Stock Option Plan.

  "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

  "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.
Stock Subject to the Plan.    Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 8,800,000 Shares (the "Pool") of Common Stock (after giving effect to the Company's two-for-one stock split in May 2004). The Shares may be authorized, but unissued, or reacquired Common Stock. If an

  Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

4.
Administration of and Grants of Options Under the Plan.

(a)
Administrator.    Except as otherwise required herein, the Plan shall be administered by the Board.

(b)
Procedure for Grants.    All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i)
No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii)
With respect to each Outside Director who first becomes an Outside Director at any time prior to November 13, 2001, he or she shall be automatically granted an Option to purchase 50,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy. With respect to each Outside Director who first becomes an Outside Director at any time on or after November 13, 2001, he or she shall be automatically granted an Option to purchase 100,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy.

(iii)
Each Outside Director shall be automatically granted an Option to purchase 30,000 Shares (a "Subsequent Option") on the date of each Annual Meeting of the Company's Stockholders (which Subsequent Option shall be decreased to 20,000 Shares commencing with the grants made on the date of the Company's 2000 Annual Meeting and increasing to 50,000 Shares commencing with the grants made on the date of the Company's 2002 Annual Meeting) immediately following which such Outside Director is serving on the Board, with the first such grant being made at the 1997 Annual Meeting, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting.

(iv)
Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

(v)
Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

    (vi)
    The terms of each First Option granted hereunder shall be as follows:

    (1)
    the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

    (2)
    the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option, determined in accordance with Section 8 hereof.

    (3)
    the First Option shall become exercisable in installments cumulatively as to 1/48 of the Shares subject to the First Option at the end of each month following the date of grant of the Option.

    (vii)
    The terms of each Subsequent Option granted hereunder shall be as follows:

    (1)
    the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

    (2)
    the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option, determined in accordance with Section 8 hereof.

    (3)
    the Subsequent Option shall become exercisable as to twenty five percent (25%) of the Shares subject to the Subsequent Option on the first anniversary of the date of grant of the Subsequent Option and shall thereafter become exercisable in installments cumulatively as to 1/48 of the Shares subject to the Subsequent Option at the end of each month following such first anniversary; provided, however, that Subsequent Options granted prior to the date of the Company's 2000 Annual Meeting of Stockholders shall become exercisable as to 100% of the Shares subject to the Subsequent Option on the four-year anniversary of the date of grant of the Subsequent Option.

  (c)
  Powers of the Board.    Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

  (d)
  Effect of Board's Decision.    All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

  (e)
  Suspension or Termination of Option.    If the Board reasonably believes that an Optionee has committed an act of misconduct, the Board may suspend the Optionee's right to exercise any option pending a determination by the Board. If the Board (excluding the Optionee accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

5.
Eligibility.    Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

6.
Term of Plan; Effective Date.    The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933 relating to the Company's initial public offering of securities. It shall continue in effect until April 1, 2015 unless sooner terminated under Section 13 of the Plan.

7.
Term of Options.    The term of each Option shall be ten (10) years from the date of grant thereof.

8.
Exercise Price and Consideration.

(a)
Exercise Price.    The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

(b)
Fair Market Value.    The fair market value shall be determined by the Board; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System) or, in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal. With respect to any Options granted hereunder concurrently with the initial effectiveness of the Plan, the fair market value shall be the Price to Public as set forth in the final prospectus relating to such initial public offering.

(c)
Form of Consideration.    The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

9.
Exercise of Option.

(a)
Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable prior to stockholder approval of the Plan in accordance with Section 17 hereof has been obtained. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company (or such other administrative exercise procedures as the Board may implement from time to time have been completed) by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) hereof. Until such Shares are actually issued to and held of record by the Optionee, the Optionee shall have no right to vote or receive dividends or any other rights as a stockholder with respect to such Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date such Shares are issued, except as provided in Section 11. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

  (b)
  Termination of Status as a Director.    If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

  (c)
  Disability of Optionee.    Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

  (d)
  Death of Optionee.    In the event of the death of an Optionee who is, at the time of his or her death, a Director of the Company and who has been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months (or such lesser period of time as is determined by the Board) after the date of death. In the event of the death of an Optionee within three (3) months after the termination of his or her Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing provisions of this Section 9(d), in no event may the Option be exercised after its term set forth in Section 7 has expired.

10.
Nontransferability of Options.    The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

11.
Adjustments upon Changes in Capitalization; Corporate Transactions.

(a)
Adjustments.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)
Corporate Transactions.    In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Optionee, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

12.
Time of Granting Options.    The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

13.
Amendment and Termination of the Plan.

(a)
Amendment and Termination.    The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

(b)
Effect of Amendment or Termination.    Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14.
Conditions upon Issuance of Shares.    Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

15.
Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.
Option Agreement.    Options shall be evidenced by written option agreements in such form as the Board shall approve.

17.
Stockholder Approval.    Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such stockholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company. Options may be granted, but not exercised, before such stockholder approval.

18.
Unfunded Status of Plan.    The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a participant by the Company, nothing contained herein shall give any such participant any rights that are greater than those of a general creditor of the Company.

19.
Governing Law.    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF YAHOO! INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 19, 2005

        The undersigned stockholder of Yahoo! Inc. (the "Company"), a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 4, 2005, and hereby appoints Michael J. Callahan and Susan L. Decker, and each or either of them, as proxies, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2005 Annual Meeting of Stockholders of the Company to be held on Thursday, May 19, 2005, at 10:00 a.m., local time, at the Santa Clara Convention Center, located at 5001 Great America Parkway, Santa Clara, California and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present, on the reverse side.

        ANY STOCKHOLDER COMPLETING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR THE PROPOSAL WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES "FOR" SUCH PROPOSAL AT THE MEETING, OR, IN THE CASE OF ELECTION OF DIRECTORS, "FOR" EACH OF THE LISTED NOMINEES. IF A BOX IS CHECKED, YOUR SHARES SHALL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

c/o EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

•
CONSIDER RECEIVING FUTURE YAHOO! INC. PROXY MATERIALS VIA THE INTERNET!

Consider receiving future Yahoo! Inc. Annual Report and Proxy Materials in electronic form rather than in printed form. While we have not fully implemented electronic distribution of stockholder communications, your advance consent will assist us in preparing materials for electronic distribution in the future. While voting via the Internet, just click the box to give your consent.

Accessing Yahoo! Inc. Annual Report and Proxy Materials via the Internet may result in charges to you from your Internet service provider and/or telephone companies.

Your vote is important. Please vote immediately.
VOTE-by-INTERNET	OR	VOTE-by-TELEPHONE
Log on to the Internet and go to http://www.eproxyvote.com/yhoo		Call toll-free 1-877-PRX-VOTE (1-877-779-8683)
If you vote over the Internet or by telephone, please do not mail your card.
DETACH HERE

☒	Please mark votes as in this example.
The Company's Board of Directors recommends a vote FOR all of the nominees listed below and a vote FOR proposals 2, 3 and 4.

1. Election of Directors. Nominees:
(01) Terry S. Semel, (02) Jerry Yang, (03) Roy J. Bostock, (04) Ronald W. Burkle, (05) Eric Hippeau, (06) Arthur H. Kern, (07) Robert A. Kotick, (08) Edward R. Kozel, (09) Gary L. Wilson.
FOR ALL NOMINEES ☐		WITHHOLD AUTHORITY FROM ALL NOMINEES ☐
☐
For all nominees, except for numbers as written above.
2. Amendment of the 1995 Stock Plan.			In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
FOR	AGAINST	ABSTAIN
☐	☐	☐	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐
3. Amendment of the 1996 Directors' Stock Option Plan.
FOR	AGAINST	ABSTAIN
☐	☐	☐
4. Ratification of appointment of Independent Registered Public Accountants.
FOR	AGAINST	ABSTAIN
☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature:	Date:	Signature:	Date:

QuickLinks

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR 2005 ANNUAL MEETING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENTS TO THE 1995 STOCK PLAN
PROPOSAL NO. 3 APPROVAL OF AMENDMENT TO THE 1996 DIRECTORS' STOCK OPTION PLAN
PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
OUR EXECUTIVE OFFICERS
EXECUTIVE OFFICER COMPENSATION AND OTHER MATTERS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL REGISTERED PUBLIC ACCOUNTING FIRM
PERFORMANCE GRAPH
CERTAIN TRANSACTIONS
LEGAL PROCEEDINGS
OTHER MATTERS
YAHOO! INC. Charter for the Audit Committee of the Board of Directors
YAHOO! INC. 1995 STOCK PLAN (AS AMENDED AND RESTATED , 2005) (REFLECTING THE MAY 2004 STOCK SPLIT)
APPENDIX A Performance-Based Awards
YAHOO! INC. 1996 DIRECTORS' STOCK OPTION PLAN (AS AMENDED AND RESTATED , 2005) (REFLECTING THE MAY 2004 STOCK SPLIT)